UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

CHINA BIOLOGIC PRODUCTS, INC.

(Name of Registrant as Specified In Its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

This Amendment No. 1 to the Proxy Statement (the “Amended Proxy Statement”) is being filed to amend and restate in its entirety the Definitive Proxy Statement of China Biologic Products, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2014 (the “Original Proxy Statement”) to (1) include additional corporate governance-related proposals on certain amendments to the Company’s currently effective Certificate of Incorporation and Bylaws, and (2) update certain other disclosure in the Original Proxy Statement as a result of recent changes in the composition of the Company’s Board of Directors.

18th Floor, Jialong International Building
19 Chaoyang Park Road
Chaoyang District, Beijing 100125
People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 20, 2014

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of China Biologic Products, Inc., a Delaware corporation (the “Company”), will be held on Friday, June 20, 2014, at 10 a.m., Beijing time, at the principal office of the Company located at 18th Floor, Jialong International Building, 19 Chaoyang Park Road, Chaoyang District, Beijing 100125, People’s Republic of China, for the following purposes:

1.	To elect the three individuals listed in the accompanying Amended Proxy Statement to the Board of Directors of the Company, each to serve until the 2017 annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the selection by the Audit Committee of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	To have an advisory vote to approve the compensation of our named executive officers for the year ended December 31, 2013;

4.	To adopt certain amendments to the Company’s currently effective Certificate of Incorporation and Bylaws to clarify that the term of a director chosen by other directors to fill a vacancy on the Board will coincide with the term of the class to which such director has been elected;

5.	To adopt an amendment to the Company’s currently effective Bylaws to authorize stockholders holding 25% of the entire capital stock of the Company issued and outstanding and entitled to vote to call a special meeting of the stockholders; and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

If you owned our common stock at the close of business on April 22, 2014, you may attend and vote at the Annual Meeting.

The Amended Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this Notice. Our 2013 Annual Report accompanies this Notice, but it is not deemed to be part of the Amended Proxy Statement.

It is important that you review the enclosed proxy materials. Because of the significant changes to the proxy materials, proxies solicited by the Company prior to the date of the Amended Proxy Statement are being disregarded.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED BLUE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE BLUE PROXY CARD REPLACES THE WHITE PROXY CARD PREVIOUSLY SENT TO YOU ON April 29, 2014. PROXIES GRANTED BY THE WHITE PROXY CARD WILL NOT BE COUNTED AT THE ANNUAL MEETING.

ANY VOTE CAST OVER THE INTERNET OR BY TELEPHONE PRIOR TO THE DATE OF THE AMENDED PROXY STATEMENT WILL NOT BE COUNTED. IF YOU HAVE ALREADY VOTED OVER THE INTERNET OR BY TELEPHONE, YOU MUST REVOTE IN SUCH MANNER OR BY RETURNING THE BLUE PROXY CARD PRIOR TO THE ANNUAL MEETING IN ORDER FOR YOUR VOTE TO BE COUNTED.

IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES OF COMMON STOCK PERSONNALLY EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

Sincerely,

David (Xiaoying) Gao
Chief Executive Officer
May ____, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 20, 2014

This Notice and Amended Proxy Statement and our 2013 Annual Report are available online at https://www.iproxydirect.com/CBPO.

In accordance with SEC rules and regulations, we are required to provide you with this full set of proxy materials, including Notice of Annual Meeting, Amended Proxy Statement, and a blue proxy card. The Company expects to mail, on or about May 21, 2014, this full set of proxy materials to its stockholders of record and beneficial owners.

18th Floor, Jialong International Building
19 Chaoyang Park Road
Chaoyang District, Beijing 100125
People’s Republic of China

____________________

PROXY STATEMENT

____________________

The Board of Directors (the “Board”) of China Biologic Products, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”) is furnishing this amended and restated proxy statement (the “Amended Proxy Statement”) and the accompanying proxy to you to solicit your proxy for the 2014 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Friday, June 20, 2014, at 10 a.m., Beijing time, at the principal office of the Company located at 18th Floor, Jialong International Building, 19 Chaoyang Park Road, Chaoyang District, Beijing 100125, People’s Republic of China.

It is anticipated that the full set of proxy materials, including Notice of Annual Meeting, Amended Proxy Statement, and a blue proxy card will be mailed to stockholders on or about May 21, 2014.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is this Proxy Statement?

You have received this Amended Proxy Statement and our 2013 annual report (the “Annual Report”) because our Board is soliciting your proxy to vote your shares at the Annual Meeting. This Amended Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will act upon the matters described in this Amended Proxy Statement. These actions include the election of three director nominees listed in this Amended Proxy Statement to the Board of Directors as Class II directors1; ratification of the appointment of the independent registered public accounting firm (which we sometimes refer to as the “independent auditors”); an advisory (that is, non-binding) vote on executive compensation; adoption of certain amendments to the Company’s currently effective Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Second Amended and Restated Bylaws (the “Bylaws”) to clarify that the term of a director chosen by other directors to fill a vacancy on the Board will coincide with the term of the class to which such director has been elected; and adoption of certain amendment to the Bylaws to authorize stockholders holding 25% of the entire capital stock of the Company issued and outstanding and entitled to vote to call a special meeting of the stockholders. An additional purpose of the Annual Meeting is to transact any other business that may properly come before the Annual Meeting and any and all adjournments or postponements of the Annual Meeting.

 ____________________

[1]	Our classified board consists of three classes of directors: Class I directors currently consist of Mr. David (Xiaoying) Gao, Mr. Dai Feng and Mr. Charles (Le) Zhang, with term expiring in 2016; Class II directors currently consist of Mr. Sean Shao, Prof. Wenfang Liu and Mr. David Hui Li, with term expiring in 2014; and Class III directors currently consist of Dr. Yungang Lu, Mr. Zhijun Tong and Mr. Albert (Wai Keung) Yeung, with term expiring in 2015. See Proposal No. 1 – Election of Directors for details.

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Who can attend the Annual Meeting?

All stockholders of record at the close of business on April 22, 2014 (the “Record Date”), or their duly appointed proxies, may attend the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on three proposals at the Annual Meeting:

•	the election of three director nominees listed in this Amended Proxy Statement to the board of Directors as Class II directors, each to serve until the 2017 annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

•	the ratification of the appointment of KPMG as the Company’s independent auditors for the year ending December 31, 2014;

•	an advisory vote to approve the compensation of our named executive officers for the year ended December 31, 2013;

•	the adoption of an amendment to Clause (c) of EIGHTH Article of the Certificate of Incorporation and Section 3.04 of the Bylaws to clarify that the term of a director chosen by other directors to fill a vacancy on the Board will coincide with the term of the class to which such director has been elected; and

•	the adoption of an amendment to Section 2.03 of the Bylaws to authorize stockholders holding 25% of the entire capital stock of the Company issued and outstanding and entitled to vote to call a special meeting of the stockholders.

What are the Board’s recommendations?

Our Board recommends that you vote:

•	FOR election of the three director nominees listed in this Amended Proxy Statement to the Board of Directors as Class II directors;

•	FOR ratification of the appointment of KPMG as the Company’s independent auditors for the year ending December 31, 2014;

•	FOR approval of the compensation of our named executive officers for the year ended December 31, 2013;

•	FOR adoption of an amendment to Clause (c) of EIGHTH Article of the Certificate of Incorporation and Section 3.04 of the Bylaws as disclosed in this Amended Proxy Statement; and

•	FOR adoption of an amendment to Section 2.03 of the Bylaws as disclosed in this Amended Proxy Statement.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

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Who is entitled to vote?

Only stockholders of record at the close of business on April 22, 2014, which we refer to as the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 23,419,093 shares of our common stock outstanding. Holders of common stock as of the Record Date are entitled to one vote for each share held for each of the proposals. No other class of voting securities is outstanding on the date of mailing of this Amended Proxy Statement.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the “stockholder of record.” This Amended Proxy Statement and our Annual Report have been sent directly to you by us.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This Amended Proxy Statement and the Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included in with your proxy materials.

How do I vote my shares?

Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your stockbroker, trustee or nominee. In most cases, you will be able to do this by using the Internet or telephone or by mail.

By Internet – If you have Internet access, you may submit your proxy via the Internet by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

By Telephone or Mail – You may submit your proxy by telephone by following the instructions provided on your proxy card or voting instruction card. You may also submit your proxy by mail by signing your proxy card if your shares are registered or, for shares held beneficially in street name, by following the voting instructions included by your stockbroker, trustee or nominee, and mailing it in the envelope provided. If you provide specific voting instructions, your shares will be voted as you have instructed. Voting by telephone is not available to persons outside of the United States.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Beijing time, on June 19, 2014.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify how your shares should be voted for each of the proposals. If you grant a proxy without indicating your instructions, your shares will be voted as follows:

•	FOR election of the three director nominees listed in this Amended Proxy Statement to the Board of Directors as Class II directors;

•	FOR ratification of the appointment of KPMG as the Company’s independent auditors for the year ending December 31, 2014;

•	FOR approval of the compensation of our named executive officers for the year ended December 31, 2013;

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•	FOR adoption of an amendment to Clause (c) of EIGHTH Article of the Certificate of Incorporation and Section 3.04 of the Bylaws as disclosed in this Amended Proxy Statement; and

•	FOR adoption of an amendment to Section 2.03 of the Bylaws as disclosed in this Amended Proxy Statement.

Each share of common stock is entitled to one vote.

The blue proxy card (the “Blue Proxy Card”) being sent to you with this full set of proxy materials replaces the white proxy card sent to you on or about April 29, 2014 (the “White Proxy Card”) and proxies granted on the White Proxy Card will not be counted at the Annual Meeting. Any vote cast over the Internet or by telephone prior to the date of this Amended Proxy Statement will not be counted. If you have already voted over the Internet or by telephone, you must revote in such manner or by returning the blue proxy card prior to the Annual Meeting in order for your vote to be counted.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote. Under Delaware law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting.

What is a broker “non-vote” and what is its effect on voting?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.”

Proposal No. 2 (ratification of auditors) involves a matter that we believe will be considered routine. All other proposals involve matters that we believe will be considered non-routine. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided on your proxy card.

What is required to approve each item?

•	For Proposal No. 1 (election of Class II directors), the three director nominees receiving a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, shall be elected as the Class II directors. Abstentions and broker non-votes are not counted for purposes of the election of directors.

According to our Corporate Governance Guidelines, in an uncontested election (i.e., an election where the only nominees are those recommended by the Board), any nominee for director who receives a greater number of votes "withheld" from his/her election than votes “for” such election (a “Majority Withheld Vote”) is obligated to promptly tender his/her resignation to the Board following certification of the stockholder vote.

In the event of a tendered resignation following a Majority Withheld Vote, the Governance and Nomination Committee will thereafter promptly consider the resignation offer and recommend to the Board action with respect to the tendered resignation, and the Board shall promptly act upon such recommendation. In considering what action to recommend with respect to the tendered resignation, the Governance and Nomination Committee will take into account all factors deemed relevant by the members of the Governance and Nomination Committee including, without limitation, any stated reasons why stockholders “withheld” votes for election from such director, the length of service and qualifications of the director whose resignation has been tendered, the overall composition of the board of directors, the director's contributions to us, and our Corporate Governance Guidelines.

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•	For Proposal No. 2 (ratification of independent auditors) and Proposal No. 3 (advisory vote on executive compensation), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the Annual Meeting and entitled to vote, is required.

•	For Proposal No. 4 (Amendment to Clause (c) of EIGHTH Article of the Certificate of Incorporation and Section 3.04 of the Bylaws) and Proposal No. 5 (Amendment to Section 2.03 of the Bylaws), the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding common stock of the Company, is required.

•	For any other matters on which stockholders are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the Annual Meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker has authority to vote the shares for routine matters.

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director nominee.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations as set forth herein. In addition, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to your shares being voted. You may revoke your proxy prior to your shares being voted by calling 1-866-752-VOTE (8683), or by accessing the Internet website https://www.iproxydirect.com/CBPO, or in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Corporate Secretary at China Biologic Products, Inc., 18th Floor, Jialong International Building, 19 Chaoyang Park Road, Chaoyang District, Beijing 100125, People’s Republic of China, or by attending and voting in person at the Annual Meeting. Unless revoked, the shares represented by timely received proxies, via the mailed Blue Proxy Card or other methods according to instructions herein, will be voted in accordance with the directions given therein.

The Blue Proxy Card being sent to you replaces the White Proxy Card sent to you on or about April 29, 2014 and proxies granted on the White Proxy Card will not be counted at the Annual Meeting. Any vote cast over the Internet or by telephone prior to the date of this Amended Proxy Statement will not be counted. If you have already voted over the Internet or by telephone, you must revote in such manner or by returning the blue proxy card prior to the Annual Meeting in order for your vote to be counted.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies granted according to the instructions set forth herein will be voted in the same manner as the proxies would have been voted at the previously convened Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Annual Meeting.

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How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling and mailing this Amended Proxy Statement and other material furnished to stockholders in connection with the solicitation of proxies is borne by us.

What is “householding?”

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders of record who do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies.

Any stockholders who wish to opt out of, or wish to begin, householding may contact our Corporate Secretary through one of the following methods:

•	by sending a written request by mail to:

China Biologic Products, Inc.
18th Floor, Jialong International Building
19 Chaoyang Park Road, Chaoyang District
Beijing 100125
People’s Republic of China
Attention: Corporate Secretary

•	by calling our Corporate Secretary, at (+86) 10-6598-3111.

Are there any rules regarding admission to the Annual Meeting?

Yes. You are entitled to attend the Annual Meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our stockholders on the Record Date. Before we admit you to the Annual Meeting, we must be able to confirm:

•	Your identity by reviewing a valid form of photo identification, such as your passport; and

•	You were, or are validly acting for, a stockholder of record on the Record Date by:

°	verifying your name and stock ownership against our list of registered stockholders, if you are the record holder of your shares;

°	reviewing other evidence of your stock ownership, such as your most recent brokerage or bank statement, if you hold your shares in street name; or

°	reviewing a written proxy that shows your name and is signed by the stockholder you are representing, in which case either the stockholder must be a registered stockholder of record or you must have a brokerage or bank statement for that stockholder as described above.

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If you do not have a valid form of photo identification and proof that you owned, or are legally authorized to act as proxy for someone who owned shares of our common stock on April 22, 2014, you will not be admitted to the Annual Meeting.

At the entrance to the Annual Meeting, we will verify that your name appears in our stock records or will inspect your brokerage or bank statement, as your proof of ownership, and any written proxy you present as the representative of a stockholder. We will decide in our sole discretion whether the documentation you present for admission to the Annual Meeting meets the requirements described above.

How do I learn the results of the voting at the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the date of the Annual Meeting, provided that the final results are available at such time. In the event the final results are not available within such time period, the preliminary voting results will be published in our current report on Form 8-K to be filed within such time period, and the final results will be published in an amended current report on Form 8-K/A to be filed within four business days after the final results are available.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

•	by mail to:

China Biologic Products, Inc.
18th Floor, Jialong International Building
19 Chaoyang Park Road
Chaoyang District, Beijing 100125
People’s Republic of China
Attention: Corporate Secretary

•	by telephone at (+86) 10-6598-3111.

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DIRECTORS AND EXECUTIVE OFFICERS

Set forth below are the names of our current directors, officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

NAME	AGE	POSITION
David (Xiaoying) Gao(1)	63	Chairman of the Board, Chief Executive Officer (the “CEO”) and President
Sean Shao(1)	57	Director
Yungang Lu(1)	50	Director
Dai Feng(1)	38	Director
Wenfang Liu(1)	76	Director
Zhijun Tong(1)	54	Director
Albert (Wai Keung) Yeung(1)	71	Director
Charles (Le) Zhang(1)	42	Director
David Hui Li(1)	45	Director
Ming Yang	42	Chief Financial Officer (the “CFO”)
Ming Yin	36	Senior Corporate Vice President
Zhijing Liu	60	Corporate Vice President
Gang Yang	49	Corporate Vice President and the General Manager of Guizhou Taibang

_________________________

(1)	Our classified board consists of three classes of directors. Class I directors currently consist of Mr. David (Xiaoying) Gao, Mr. Dai Feng and Mr. Charles (Le) Zhang, with term expiring in 2016. Class II directors currently consist of Mr. Sean Shao, Prof. Wenfang Liu and Mr. David Hui Li, with term expiring in 2014. Class III directors currently consist of Dr. Yungang Lu, Mr. Zhijun Tong and Mr. Albert (Wai Keung) Yeung, with term expiring in 2015. See Proposal No. 1 – Election of Directors for details.

Mr. David (Xiaoying) Gao. Mr. Gao has been a member of our Board since October 6, 2011, our Chairman since March 30, 2012 and our CEO since May 10, 2012. From February 2004 until the company’s acquisition by Sanofi in February 2011, Mr. Gao served as the chief executive officer and director of BMP Sunstone Corporation (Nasdaq: BJGP). Following the acquisition, he served as a senior integration advisor for Sanofi from February to August 2011. From February 2002 through February 2004, Mr. Gao served as the chairman of BMP China’s board of directors. Mr. Gao served as the president and a director of Abacus Investments Ltd, a private wealth management company, from August 2003 until June 2004, and as chief executive officer of Abacus from July 2003 to June 2004. From 1989 to 2002, Mr. Gao held various executive positions at Motorola, Inc., including: a director and vice president of the Integrated Electronic System Sector, Asia-Pacific operation, from 1998 to 2002; a Member of Motorola Asia Pacific Management Board, Management Board of Motorola Japan Ltd., from 2000 to 2002; and Motorola China Management Board from 1996 to 2002. Mr. Gao holds a B.S. in Mechanical Engineering from the Beijing Institute of Technology, a M.S. in Mechanical Engineering from Hanover University, Germany, and an M.B.A. from The Massachusetts Institute of Technology. Mr. Gao is a Class I director.

Mr. Sean Shao. Mr. Shao has been a member of our Board since July 24, 2008. Mr. Shao currently also serves as (i) an independent director and the chairman of the audit committee of: LightInTheBox Holdings Co. Ltd., a global e-commerce company listed on NYSE since June 2013, UTStarcom Holdings Corp., a provider of broadband equipment and solutions listed on NASDAQ since October 2012, Xueda Education Group, a Chinese personalized tutoring services company listed on NYSE since March 2010, and Yongye International, Inc., a Chinese agricultural company listed on NASDAQ since April 2009; and (ii) an independent director and the chairman of the nominating committee of Agria Corporation, a Chinese agricultural company listed on NYSE since November 2008. He served as the chief financial officer of Trina Solar Limited from 2006 to 2008. In addition, Mr. Shao served from 2004 to 2006 as the chief financial officer of ChinaEdu Corporation, an educational service provider, and of Watchdata Technologies Ltd., a Chinese security software company. Prior to that, Mr. Shao worked at Deloitte Touche Tohmatsu CPA Ltd. for approximately a decade. Mr. Shao received his master’s degree in health care administration from the University of California at Los Angeles in 1988 and his bachelor’s degree in art from East China Normal University in 1982. Mr. Shao is a member of the American Institute of Certified Public Accountants. Mr. Shao is a Class II director.

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Dr. Yungang Lu. Dr. Lu has been a member of our Board since March 19, 2012. Dr. Lu has served as a managing director of Seres Asset Management Limited, an investment manager based in Hong Kong, since August 2009. Dr. Lu also serves as a director of the following listed companies: China Techfaith Wireless Communication Technology Ltd., a handheld device company in China, and China Cord Blood Corporation, a provider of cord blood storage services in China. From 2004 to July 2009, Dr. Lu was a Managing Director of APAC Capital Advisors Limited, a Hong Kong-based investment manager specializing in Greater China equities. Dr. Lu was a research analyst with Credit Suisse First Boston (Hong Kong), a financial services company, from 1998 to 2004, where his last position was the head of China Research. Before moving to Credit Suisse, he worked as an equity analyst focused on regional infrastructure at JP Morgan Securities Asia, a financial services company, in Hong Kong. Dr. Lu received a B.S. in Biology from Peking University, an M.S. in Biochemistry from Brigham Young University and a Ph.D. in Finance from the University of California, Los Angeles. Dr. Lu is a Class III director.

Mr. Dai Feng. Mr. Dai Feng has been a member of our Board since May 4, 2014. Mr. Feng has served at Warburg Pincus Asia LLC (“Warburg Pincus”) since 2004. As a managing director, Mr. Feng is responsible for Warburg Pincus’s healthcare investment activities in China. Prior to joining Warburg Pincus, Mr. Feng served as an associate in the equities division of Goldman Sachs from 2003 to 2004 and as an analyst in the investment banking division of Goldman Sachs from 1997 to 1999.  He is also a director of PW Medtech Group Limited, EA Inc. and Beijing Amcare Women’s and Children’s Hospital Co., Ltd. Mr. Feng graduated from Harvard University with a bachelor’s degree in electrical engineering in 1997. Mr. Dai Feng is a Class I director.

Prof. Wenfang Liu. Prof. Wenfang Liu has been a member of our Board since February 27, 2011. From 2007 to 2011, Prof. Liu served as the chief consultant for Sichuan Yuanda Shuyang Pharmaceuticals. Prior to that, he served from 2000 to 2007, in various managerial positions including as the chief engineer and a director of Hualan Biological Engineering, and as a director of blood separating, from 2005 to 2006, at Chengdu Jiaying Medical Product Co. Ltd. Prior to that, Prof. Liu served, from 1998 to 1999, as the chief engineer of Guiyang Qianfeng Biological Products Co. Ltd., and from 1988 to 1998 as the vice chairman of the Institute of Blood Transfusion of Chinese Academy of Medical Sciences. Prof. Liu is currently a member of the Sichuan CPPCC Standing Committee, and previously served as a member of the Chinese Society of Blood Transfusion and the China Medical Biotech Association. He holds a Bachelors Degree in Bio-Chemistry from the Chinese Academy of Sciences, Forest and Soil College and was a Ph.D. advisor from 1997 to 1998. Prof. Liu is a Class II director.

Mr. Zhijun Tong. Mr. Tong has been a member of our Board since April 20, 2012. He has served as the chairman of the board of directors of several corporations, including Spain Qifa Corporation Ltd. since 1996, Hong Kong Tong’s Group since 2007, Sunstone (Qingdao) Plant Oil Co., Ltd. since 2008, Sunstone (Qingdao) Food Co., Ltd. since 2009, Shengda (Zhangjiakou) Pharmaceutical Co., Ltd. since 2011 and Shengda (Qianxi) Chinese Medicine Cultivation Co., Ltd. since 2012. Mr. Tong has also served as a director and a vice president of Spain International Haisitan Group since 1993. From 2007 to 2011, He also served as the president and a director of BMP Sunstone Corporation, a NASDAQ-listed pharmaceutical corporation. Mr. Tong is a Class III director.

Mr. Albert (Wai Keung) Yeung. Mr. Yeung has been a member of our Board since July 29, 2012. Mr. Yeung has been since 2005 a partner of Albert Yeung & Associate Consulting Company, a consulting company providing M&A, leadership and executive coaching services to senior managers and chief executive officers. From August 2006 to February 2011, Mr. Yeung also served as a director of BMP Sunstone Corporation, a company listed on NASDAQ until the company’s acquisition by Sanofi. Prior to that, Mr. Yeung had spent more than 30 years in China’s pharmaceutical industry, holding various senior sales, marketing and general management positions with major pharmaceutical corporations in Hong Kong and mainland China, including Johnson & Johnson, Xian-Janssen, Burroughs Wellcome, Bristol Myers-Squibb and GlaxoSmithKline. Mr. Yeung is a Class III director.

Mr. Charles (Le) Zhang. Mr. Charles (Le) Zhang has been a member of our Board since October 1, 2012. He has served as a partner of DT Capital Partners since 2008, in which capacity Mr. Zhang is responsible for identifying and evaluating potential investment opportunities. Mr. Zhang also served as a senior associate at Goldman Sachs Gao Hua Securities from 2006 to 2008, a senior manager at Huawei Technologies from 2000 to 2004 and a product manager at Alcatel from 1998 to 2000. Mr. Zhang currently serves as a director of Chongqing Chuanyi Automation Co. Ltd., Zhongtian Environmental Protection Co. Ltd, Shanghai Liangjiang Communications, Chongqing Zhongshe Engineering Design Co. Ltd. and Haizhou Chemicals. Mr. Zhang also serves as supervisor of  Porton Fine Chemicals Co. Ltd., a chemical and pharmaceutical company listed on Shenzhen Stock Exchange in China. Zhang holds a M.B.A. from Sloan School of Management, the Massachusetts Institute of Technology, and a M.S. and a B.S. in electrical engineering from Harbin Institute of Technology. Mr. Zhang is a Class I director.

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Mr. David Hui Li. Mr. David Hui Li has been a member of our Board since November 4, 2013. Mr. David Li has served as a managing director at Warburg Pincus since 2002. Mr. Li is responsible for Warburg Pincus’ investment activities in China. Prior to joining Warburg Pincus, Mr. Li served as an executive director in the investment banking division of Goldman Sachs from 2001 to 2002 and that of Morgan Stanley from 1994 to 2001. He is also a director of China Auto Rental Holdings, China Kidswant Investment Holdings Co., Ltd, Cubic City (China) Service Apartment Group, D. Tong Insurance Sales & Service and Synutra International. Mr. Li received a B.S. in economics from Renmin University of China and an M.B.A. from Yale University School of Management. Mr. Li is a Class II director.

Mr. Ming Yang. Mr. Yang has been our CFO since August 7, 2012. Mr. Yang served as our interim CFO between May 31 and August 6, 2012 and our Vice President-Finance & Compliance and Treasurer between March 30, 2012 and August 6, 2012. Mr. Yang also serves as an independent director for Kunming Jida Pharmaceutical. Mr. Yang has six years of financial management experience in corporations and 11 years audit experience in accounting firms. Mr. Yang has extensive experience in dealing with the PRC tax regulations, PRC GAAP, IFRS and internal control matters. He was an audit senior manager at KPMG, where he provided audit services for initial public offerings, right issues and merger and acquisition transactions. He also worked on the annual reports of various public companies listed in Hong Kong and mainland China. His audit clients ranged from state-owned enterprises and Chinese listed companies to multinational companies, including Angang Steel, Shenhua Energy, BOE Technology and BHP Billiton. Mr. Yang is a certified public accountant in China.

Mr. Ming Yin. Mr. Yin has been our Senior Corporate Vice President since August 2012. He is in charge of investor relations and business development. From March 2008 to May 2012, he held various management positions at our Company with increasing responsibility regarding our financial reporting, finance, investor relations, and business development, including Vice President-Finance from August 2010 to March 2012 and assistant to CFO from March 2008 to August 2010. Prior to joining us, Mr. Yin was a tax associate at the New York office of KPMG from February 2007 to February 2008. Prior to that, Mr. Yin held multiple financial management positions in corporations, including accounting manager at Cronimet USA, an international supplier of raw materials for the industrial production of stainless steel Corporation from April 2004 to January 2007 and an accountant at Houston Fruitland Inc. from February 2003 to April 2004. Mr. Yin is a charted financial analyst. Mr. Yin holds a B.B.A. in accounting from Northwood University in Midland, Michigan, and an M.B.A. in Finance & Investment from Zicklin School of Business of Baruch College of City University of New York.

Ms. Zhijing Liu. Ms. Liu has been our Corporate Vice President since August 2012. She oversees plasma quality management, plasma resource development and matters related to regulatory affairs. From January 2010 to May 2011, Ms. Liu held various management positions at our Company, including being the Chief Representative of the Company’s Beijing office. From May 2011 to August 2012, Ms. Liu was our Director of the Regulatory Affairs and Administration. Ms. Liu has more than 30 years of experience in China’s pharmaceutical industry, holding various senior marketing, human resource, consulting and general management positions with various pharmaceutical organizations. Prior to joining us, Ms. Liu was general manager of Zhongbang Medical Technology Company, an affiliate of Hospital Management Institute of Ministry of Health.

Mr. Gang Yang. Mr. Yang has been our Corporate Vice President since August 2013 and the General Manager of our majority owned subsidiary Guizhou Taibang Biological Products Co., Ltd. (“Guizhou Taibang”) since 2010. Prior to that, Mr. Yang held various management positions at Guizhou Taibang, including being the Deputy General Manager. Mr. Yang has more than 20 years of experience in China’s plasma industry, holding various senior operation, production and plasma resource management positions with various plasma production organizations. Prior to joining us, Mr. Yang was a director of Guizhou Qianfeng Biologic Products Company.

There are no agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person. To the best of our knowledge and belief, there are no arrangements or understandings with any of our directors, executive officers, principal stockholders, customers, suppliers, or any other person, pursuant to which any of our directors or executive officers were selected.

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Directors and executive officers are elected or appointed until their successors are duly elected or appointed and qualified.

Family Relationships

There are no family relationships among our directors or executive officers.

Except as set forth in our discussion below in “Transactions with Related Persons, Promoters and Certain Control Persons – Transactions with Related Persons,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers, directors and beneficial owners of more than 10% of a registered class of our equity securities to file with the SEC statements of ownership and changes in ownership. The same persons are required to furnish us with copies of all Section 16(a) forms they file. Except as set forth below and in our previous reports filed with the SEC, we believe that all of our executive officers, directors and beneficial owners of more than 10% of a registered class of our equity securities complied with the applicable filing requirements during fiscal year 2013.

During fiscal year 2013, a Form 3 was filed late by Mr. David Hui Li, our director, due to administrative oversight. Except as disclosed above, the Company is not aware of any failure on the part of our executive officers, directors or beneficial owners of more than 10% of a registered class of our equity securities to make any filing on a timely basis as required under the securities laws.

In making these statements, we have relied upon examination of the copies of all Section 16(a) forms provided to us and the written representations of our executive officers, directors and beneficial owners of more than 10% of a registered class of our equity securities.

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CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with our high standards. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on our website at http://www.chinabiologic.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, China Biologic Products, Inc., 18th Floor, Jialong International Building, 19 Chaoyang Park Road, Chaoyang District, Beijing 100125, People’s Republic of China.

The Board and Committees of the Board

We are governed by a Board that currently consists of nine members as identified above. Our Board currently has three standing committees: the Audit Committee, Compensation Committee and Governance and Nominating Committee, which, pursuant to delegated authority, perform various duties on behalf of and report to the Board. Each of these Committees is comprised entirely of directors who are independent under Nasdaq Marketplace Rules. From time to time, the Board may establish other committees. Each of the Compensation Committee and Governance and Nominating Committee were formed on August 7, 2008 and the Audit Committee was formed on July 24, 2008. The Board has adopted a written charter for each of the committees which are available on our website at http://www.chinabiologic.com.

Audit Committee

Our Audit Committee is currently composed of three members: Mr. Sean Shao, Dr. Yungang Lu and Mr. Albert (Wai Keung) Yeung. Mr. Shao serves as Chair of the Audit Committee. Our Board determined that each member of the Audit Committee meets the independence criteria prescribed by applicable rules and regulations of the SEC for audit committee membership and is an “independent” director within the meaning of the NASDAQ Marketplace Rules. Each Audit Committee member also meets NASDAQ’s financial literacy requirements.

Our Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements. It is responsible for, among other things:

•	selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

•	reviewing with our independent auditors any audit problems or difficulties and management’s response;

•	reviewing and approving all proposed related-party transactions;

•	discussing the annual audited financial statements with management and our independent auditors;

•	reviewing the adequacy and effectiveness of our internal control over financial reporting;

•	annually reviewing and reassessing the adequacy of our audit committee charter;

•	such other matters that are specifically delegated to our Audit Committee by our Board from time to time;

•	meeting separately and periodically with management and our internal and independent auditors; and

•	reporting regularly to the full Board.

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Our Board has determined that Mr. Shao is the “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC and also meets NASDAQ’s financial sophistication requirements.

Compensation Committee

Our Compensation Committee is currently composed of three members: Mr. Sean Shao, Prof. Wenfang Liu and Dr. Yungang Lu, each of whom is “independent” within the meaning of the NASDAQ Marketplace Rules. Mr. Shao serves as Chair of the Compensation Committee.

Our Compensation Committee assists the Board in reviewing and approving the compensation structure of executive officers, including all forms of compensation to be provided to our executive officers. Our CEO may not be present at any committee meeting during which his compensation is deliberated.

The Compensation Committee is responsible for, among other things:

•	approving and overseeing the compensation package for our executive officers;

•	reviewing and approving corporate goals and objectives relevant to the compensation of our CEO, evaluating the performance of our CEO in light of those goals and objectives, and setting the compensation level of our CEO based on this evaluation; and

•	reviewing periodically and making recommendations to the Board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

Governance and Nominating Committee

Our Governance and Nominating Committee is currently composed of three members: Mr. Sean Shao, Mr. Zhijun Tong and Dr. Yungang Lu, each of whom is “independent” within the meaning of the NASDAQ Marketplace Rules. Dr. Lu serves as Chair of the Governance and Nominating Committee.

The Governance and Nominating Committee assists the Board in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees.

The Governance and Nominating Committee is responsible for, among other things:

•	identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy;

•	reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to us;

•	identifying and recommending to the Board directors to serve as members of the Board's committees; and

•	monitoring compliance with our Corporate Governance Guidelines.

We do not have a formal policy regarding consideration of director candidate recommendations received from our stockholders. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated.

Governance Structure

Mr. David (Xiaoying) Gao currently serves as Chairman of our Board, our Chief Executive Officer and President. He possesses an in-depth knowledge of the Company, its integrated operations, the evolving biopharmaceutical industry in China, and the array of challenges to be faced, gained through years of experience in the industry. The Board believes that such experiences and other insights put Mr. Gao in the best position to provide broad leadership for the Company and the Board, as he considers strategy and exercises fiduciary responsibilities to stockholders, as the case may be.

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Further, the Board has demonstrated its commitment and ability to provide independent oversight of management. A majority of the Board is comprised of independent directors, and all members of the Audit, Compensation, and Governance and Nominating Committees are independent. Each independent director has access to the CEO and other Company executives on request, may call meetings of the independent directors, and may request agenda topics to be added or dealt with in more detail at meetings of the full Board or an appropriate Board committee. We encourage our stockholders to learn more about our Company’s governance practices at our website, http://www.chinabiologic.com.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risks. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has internal processes and an internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:

•	The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics programs, including the code of ethics. The Audit Committee members meet separately with representatives of the independent auditing firm; and

•	The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Independent Directors

Our Board has determined that the majority of the Board is comprised of “independent directors” within the meaning of applicable NASDAQ Marketplace Rules and Section 301 of the Sarbanes-Oxley Act of 2002. Our independent directors are Mr. Sean Shao, Dr. Yungang Lu, Prof. Wenfang Liu, Mr. Zhijun Tong and Mr. Albert (Wai Keung) Yeung.

Board, Committee and Annual Meeting Attendance

During fiscal year 2013, the Board held ten meetings and acted by written consent three times. Our Audit Committee, Compensation Committee and Governance and Nominating Committee met or acted by written consent four, three and two times, respectively. In addition, our independent directors, meet in executive session following Board meetings. Each director attended at least 75% of all Board and applicable committee meetings.

Our directors are expected to attend Board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting. We encourage our directors to attend annual shareholder meetings, but we do not have a formal policy requiring them to do so.

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Code of Ethics

On March 25, 2008, our Board adopted a code of ethics, which applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, and principal accounting officer. The code of ethics is designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC, and in other public communications that we made; compliance with applicable government laws, rules and regulations; the prompt internal reporting of violations of the code to the appropriate person or persons; and accountability for adherence to the code. We believe that our reputation is a valuable asset and must continually be guarded by all associated with us so as to earn the trust, confidence and respect of our suppliers, customers and stockholders. Our Board amended the code of ethics on March 11, 2013 to update certain administrative information in the code.

The code of ethics is maintained on the Company’s website at www.chinabiologic.com. Printed copies of our code of ethics may be obtained, without charge, by contacting the Corporate Secretary, China Biologic Products, Inc., 18th Floor, Jialong International Building, 19 Chaoyang Park Road, Chaoyang District, Beijing 100125, People’s Republic of China. During the fiscal year ended December 31, 2013, there were no waivers of our code of ethics.

Stockholder Communication with the Board

Stockholders and other interested parties may communicate with the Board, including non-management directors, by sending a letter to our board of directors, c/o Corporate Secretary, China Biologic Products, Inc., 18th Floor, Jialong International Building, 19 Chaoyang Park Road, Chaoyang District, Beijing 100125, People’s Republic of China, for submission to the Board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three non-employee directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. The Board has determined, based upon an interview of Mr. Sean Shao and a review of Mr. Shao’s responses to a questionnaire designed to elicit information regarding his experience in accounting and financial matters, that Mr. Shao shall be designated as an “Audit Committee financial expert” within the meaning of Item 401(e) of SEC Regulation S-K, as Mr. Shao has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in his financial sophistication. The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Following the end of the fiscal year ended December 31, 2013, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2013 with Company management; (2) discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16 as adopted by the Public Company Accounting Oversight Board (United States) and (3) received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board (United States) regarding the independent public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent public accounting firm its independence.

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Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

/s/Sean Shao
Mr. Sean Shao, Chair
Dr. Yungang Lu

Mr. Albert (Wai Keung) Yeung

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Our mission is to become a first-class biopharmaceutical enterprise in China. To achieve this objective, we strive to provide an executive compensation program that is aimed to attract and retain talented and qualified senior executives to manage and lead our Company and to motivate them to pursue our growth strategy and deliver strong execution. We use a mix of compensation elements including base salary, performance-based discretionary cash bonuses, equity compensation, and in certain cases severance and change of control benefits and other employee benefits. In 2013, we positioned the components for our named executive officers (the “NEOs”) with an emphasis on equity compensation to better align the interest of the NEOs with our stockholders and the long-term interest of the Company.

Our NEOs for fiscal year 2013 were:

•	David (Xiaoying) Gao, the CEO;

•	Ming Yang, the CFO;

•	Ming Yin, Senior Corporate Vice President;

•	Zhijing Liu, Corporate Vice President; and

•	Gang Yang, Corporate Vice President and General Manager of Guizhou Taibang.

Shareholder Advisory Vote on Executive Compensation

We conducted a non-binding advisory vote on the compensation of our NEOs (commonly referred to as a “say-on-pay” vote) at our Annual Meeting of Stockholders held on June 28, 2013. Our stockholders approved the compensation of the NEOs, with approximately 75.9% of stockholder votes cast in favor of our executive compensation program.

As the Compensation Committee evaluated our executive compensation policies and practices throughout 2013, it was mindful of the strong support our stockholders expressed for our compensation philosophy and objectives. As a result, the Compensation Committee decided to continue our general approach to executive compensation in aligning the interests of executives with stockholder interests.

Consistent with the recommendation of the Board and the preference of our stockholders as reflected in the advisory vote on the frequency of future say on pay votes conducted at our Annual Meeting of Stockholders in June 2011, the Board has adopted a policy providing for annual advisory votes on the compensation of our NEOs. Accordingly, our stockholders will have the opportunity at this year’s Annual Meeting to endorse our executive compensation program through the “say-on-pay” vote included as Proposal No. 3 in this Amended Proxy Statement. We encourage you to review this Compensation Discussion and Analysis (“CD&A”), together with the compensation tables that follow, prior to casting your advisory vote on the “say-on-pay” proposal.

Compensation Philosophy

Our executive compensation philosophy is to align the interests of executives with stockholder interests and with our business strategy and success through an integrated executive compensation program that considers short-term performance, the achievement of long-term strategic goals and growth in total stockholder value. Our compensation program is designed to attract and retain individuals critical to the long-term success of the Company, to motivate these persons to perform at their highest levels, and to reward exceptional performance. We believe such compensation program will also help to foster a goal-oriented, highly-motivated management team whose members have a clear understanding of business objectives and shared corporate values, allocate company resources to effectively exploit our business potentials and achieve internal equity across our organization based upon level of responsibility.

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The key elements of our executive compensation philosophy are competitive base salary, annual incentive opportunities and equity participation. More specifically, compensation for each NEO is comprised of a base salary, performance-based discretionary cash bonus and equity compensations, and in certain cases, severance and change of control benefits. The base salary is generally reviewed annually and adjustments are considered based on the individual performance of the executive and level of experience or tenure in their position. In addition, determination of base salary for the NEOs involves an evaluation of the competitive market based data derived from comparable companies. The performance-based discretionary bonus is based upon achievement of corporate objectives and individual performance, but ultimately subject to the discretion of the Board and/or the Compensation Committee, as applicable. The equity incentives are designed to provide long-term compensation based on Company performance, as reflected in the value of the shares of the Company’s common stock underlying the equity compensation compared to the purchase price of those shares, if any. With equity compensation, we seek to reward our NEOs when we generate stockholder returns. At the same time, if our efforts do not generate positive stockholder returns, such portion of the compensation for our NEOs is at risk, which we believe tends to align their interests with the interests of our stockholders. In determining the equity incentives, we also take into consideration the market data and market trend, which help to ensure that our executive compensations are competitive with those of the companies with which we compete for talent.

Currently, we do not have any formal policies for allocating between short-term and long-term compensation or between cash and non-cash compensation.

2013 Key Compensation Actions

Compensation Adviser’s Recommendation and the August Equity Awards.

In August 2012, the Compensation Committee retained Towers Watson Consulting (Shanghai) Limited, Beijing Branch (“Towers Watson”), an international human resource consulting firm, as an independent compensation adviser to review and advise on optimizing the structure of the compensation for our NEOs and non-executive directors. In July 2013, Towers Watson compared the compensations for the Company’s NEOs and non-executive directors at that time to those of two groups of comparable companies (the “Peer Groups”) and recommended further granting of equity compensation to our NEOs and non-executive directors, in the form of stock options or restricted stock.

Taking into consideration of the Towers Watson’s recommendation, the performances of the CEO and performance reviews of other executives by the CEO, the Compensation Committee recommended the Board to grant equity compensation to the NEOs and other qualified executives under the 2008 Equity Incentive Plan (the “2008 Plan”). The Board approved the recommendation on August 16, 2013, and the Company granted an aggregate of 274,000 shares of restricted stock under the 2008 Plan to certain directors and executives of the Company, including the following to the NEOs:

•	80,000 shares of the Company’s restricted stock to Mr. Gao, our CEO;

•	30,000 shares of the Company’s restricted stock to Mr. Ming Yang, our CFO;

•	20,000 shares of the Company’s restricted stock to Mr. Ming Yin, our Senior Corporate Vice President;

•	5,000 shares of the Company’s restricted stock to Ms. Zhijing Liu, our Corporate Vice President; and

•	20,000 shares of the Company’s restricted stock to Mr. Gang Yang, our Corporate Vice President and General Manager of Guizhou Taibang.

The above restricted stock granted to each NEO will vest annually over a 4-year period in four equal portions, with the first portion vesting on August 16, 2014.

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Compensation Committee and the Compensation Setting Process

Our Board established the Compensation Committee as a regular committee of the Board in 2008. The Compensation Committee currently consists of Mr. Sean Shao, as Chair of the committee, Dr. Yungang Lu and Prof. Wenfang Liu. Each member has been determined to be and each current member remains an “outside director” for purposes of Section 162(m) of the Internal Revenue Code and a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act. In compliance with the requirements of SEC Rule and the NASDAQ listing rule on compensation committee independence, no member of our Compensation Committee is affiliated with the Company or any of its subsidiary or accepts any consulting, advisory, or other compensatory fee from the Company or any subsidiary except for fees received for services on the Board and Board committees. With each of its members meeting or exceeding the newly implemented higher independence standard, we believe our Compensation Committee had and will continue to carry out its responsibilities in good faith, with a goal to make fair determination on executive compensation in the best interest of the Company and its stockholders.

In accordance with its charter, for 2013 and beyond the Compensation Committee has and will evaluate, approve, administer and interpret our executives’ compensation and benefit policies. As part of its diligence around scrutinizing pay and performance, the Compensation Committee also reviews analyses prepared by its independent compensation adviser, Towers Watson. The Compensation Committee determines the compensation of our executives except that the entire Board makes the final determination as to the compensation of our CEO and CFO. The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee.

Participation of Management in Compensation Decisions

The Compensation Committee works collaboratively with members of management as well as Towers Watson in designing and developing compensation programs applicable to our NEOs and other executives. The Compensation Committee believes that the executives have greater day-to-day insight into the key metrics on which company performance should be evaluated. Consequently, the Compensation Committee directs the CEO to review and revise compensation proposals prepared by Human Resources for the Compensation Committee’s ultimate review and approval.

Other resources that our Compensation Committee may rely upon include individual Directors’ respective experiences and recommendations, recommendations of Towers Watson, peer or competitive compensation data provided by Towers Watson or management, the deliberative process of the Compensation Committee, and any other resources that the Compensation Committee may determine relevant. Once the Compensation Committee believes that it has the information necessary to conduct its deliberations, it does so without further input of our NEOs when discussing the CEO’s compensation; and with input of the CEO, when discussing the compensation for the other NEOs or other executives.

Role of the Compensation Adviser

In compliance with the requirements of SEC Rule and the NASDAQ listing rule on independent compensation adviser, our Compensation Committee has the sole discretion to retain and consult the compensation adviser with sufficient fund to pay for such consultation. In August 2012, the Compensation Committee directly engaged Towers Watson, an international human resource consulting firm, as its independent compensation adviser. Towers Watson reported directly to the Compensation Committee and not to management. During 2013, at the request of the Compensation Committee, Towers Watson reviewed and advised on the principal aspects of compensation of our CEO, CFO and non-executive directors, including, but not limited to, providing recommendations on updating the composition of two Peer Groups, analyzing public information on the executive compensation of the Peer Groups and other publicly available data (including applying its experience with other companies) on the market trend, and advising on optimizing the structure of our compensations to the NEOs and non-executive directors. Towers Watson summarized such analysis and made recommendations to the Compensation Committee in July and December 2013. Towers Watson did not provide any other services to the Company in 2013.

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Competitive Market Review

We compete with many other biopharmaceutical companies in seeking to attract and retain a skilled workforce and aim to attract and retain the most highly qualified executives to manage each of our business functions. In doing so, we compete for a pool of talent that is highly sought after by both large and established biopharmaceutical and life sciences companies and earlier stage companies, including manufacturers, distributors and marketers of pharmaceutical, biotechnology and medical device products and other health care related companies seeking similar skill sets in our geographic area, and in some cases, nationally and internationally. Larger and more established organizations in our industry seek to recruit top talent from smaller and less established companies in the sector just as smaller organizations look to attract and retain the best talent from the industry as a whole.

To succeed in attracting top executives and retaining our current NEOs, we draw upon and access publicly available data and surveys and seek advice from the compensation adviser to ensure we remain current on compensation trends.

Market Comparisons

In July 2013, Towers Watson conducted an executive and non-executive director compensation review for the Compensation Committee that compared and analyzed total compensation levels of our NEOs and directors to those of NEOs and directors at the companies in our Peer Groups. Towers Watson worked directly with our Compensation Committee to analyze the results of this review so that the Compensation Committee could make fully informed decisions in setting total compensation levels for our NEOs and non-executive directors. Towers Watson formulated two Peer Groups as follows:

The first Peer Group (“Peer Group I”) consists of 20 pharmaceutical companies that are based in the PRC, Hong Kong or the U.S. and listed on major exchanges in the U.S. or the Stock Exchange of Hong Kong, with revenue ranging from RMB575 million to RMB2.3 billion, market value of RMB1.0 bill or higher and net profit of RMB100 million or higher. These companies include Acorda Therapeutics Inc., Akorn Inc., Auxilium Pharmaceuticals Inc., Cambrex Corporation, China Animal Healthcare Ltd., China Medical System Holdings Ltd., China Shineway Pharmaceutical Group Limited, Dawnrays Pharmaceutical Holdings Ltd., Emergent BioSolutions Inc., Hi-Tech Pharmacal Co., Inc., Hua Han Bio-Pharmaceutical Holdings Ltd., Lijun International Pharmaceutical (Holding) Co Ltd., PDL BioPharma, Inc., Pharmacyclics Inc., Santarus, Inc., Shandong Luoxin Pharmacy Stock Co., Ltd., Spectrum Pharmaceuticals, Inc., Techne Corp., Tong Ren Tang Technologies Co. Ltd. and Winteam Pharmaceutical Group Limited.

The second Peer Group (“Peer Group II”) consists of 13 pharmaceutical companies that are based in the PRC and listed in the U.S. with a broader range of revenue and market value than those of Peer Group I. These companies include Aoxing Pharmaceutical Company, Inc., Biostar Pharmaceuticals, Inc., China Cord Blood Corporation, China Pharma Holdings, Inc., Chindex International Inc., Concord Medical Services Holdings Limited, Dehaier Medical Systems Limited, Mindray Medical International Limited, Simcere Pharmaceutical Group, Sinovac Biotech Ltd., Skystar Bio Pharmaceutical Company, Tianyin Pharmaceutical Co., Inc. and WuXi PharmaTech (Cayman) Inc.

Tower Watson is of the opinion that Peer Group I companies are closer to us in terms of size, revenue and industry subdivision, while Peer Group II companies share our characteristic of operating in the PRC and listed in the U.S. As such, Towers Watson uses Peer Group I as the primary reference group and Peer Group II as the secondary reference group in making its recommendation. We intend to review the Peer Groups annually.

According to Towers Watson’s analysis, we are at about the 40 percentile in Peer Group I in terms of revenue and market capitalization at the end of 2012. Towers Watson is of the view that the total compensation packages of our CEO, CFO and non-executive directors, which are around the 50 percentile level of compensations of corresponding positions at Peer Group I remain competitive. Tower Watson also points out that the total compensation packages to NEOs other than CEO and CFO are at the 25 percentile level of compensations of corresponding positions at Peer Group I. However, since the nature and scope of these positions are not entirely comparable to corresponding positions at Peer Group I, Tower Watson is of the view that the base salary to such other NEOs are competitive. We followed Tower Watson’s recommendation and made no adjustment to the base salaries of NEOs in 2013 other than that of Mr. Gang Yang, who was promoted to Senior Vice President in August 2013.

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While we refer to the Towers Watson Peer Group data to understand the competitiveness of our compensation packages within the market, we do not specifically benchmark a position within the Peer Groups with respect to any individual element of our executive compensation program.

Elements of Compensation

We use a mix of compensation elements including base salary, performance-based discretionary cash bonuses, equity compensation, and in certain cases severance and change of control benefits and other employee benefits. The criteria for determining each of these components of compensation is described below. We do not provide retirement benefits and only minimal perquisites, except as described below.

Base Salary

Base salaries are intended to compensate our NEOs on a day-to-day basis for their services to the Company and provided a certain level of compensation that is not at-risk. The Compensation Committee evaluates the base salary amounts of the Peer Groups and refers primarily to the 50th percentile of the salaries of Peer Group I as a reference from which to make decisions regarding CEO and CFO salaries, and to 25th percentile of the salaries of Peer Group I as a reference from which to make decision regarding the salaries of other NEOs (taking into consideration the qualification and scope of responsibilities of our other NEOs). Using these references ensures that the Company’s base salaries remain competitive within our industry, but also permits the Compensation Committee to use its own judgment to ultimately determine NEO salaries. In setting the base salary for each NEO, the Compensation Committee considers such NEO’s qualification and experience, contribution to the Company, scope of responsibilities, geographic location of his/her position, industry standard and the financial condition of the Company. The relative weight given to each factor varies with each individual and is at the sole discretion of the Compensation Committee.

Base salary levels for executive officers are set forth in their individual employment agreements, subject to annual adjustment by the Compensation Committee or the Board, as the case may be, and are reflected in the Summary Compensation Table below. During fiscal year 2013, salary increases for NEOs primarily reflected individual promotion.

The Compensation Committee believes that increases in base salary should be based upon a favorable evaluation of individual performance relative to individual goals, the functioning of the executive’s team within the corporate structure, success in furthering corporate strategies and goals, individual management skills and responsibilities, demonstrated loyalty, and the Company’s commitment to attract and retain executives. We expect that our Compensation Committee will reward superior individual and company performance with commensurate cash and other compensation. Salary will next be reviewed when the Compensation Committee deems appropriate, but the Compensation Committee does not expect to review salary more frequently than on an annual basis.

Bonuses

NEOs are eligible to receive a discretionary bonus pursuant to the terms of their respective employment agreements. Discretionary bonuses are linked to annual corporate and individual performance established by our Compensation Committee. Key factors the Board considers in evaluating the corporate performance include: operating income, net profit, plasma collection volume, acquisition and establishment of new plasma collection centers, and improvement on corporate governance. The Board evaluates CEO’s performance primarily based on such key factors, while taking into consideration other significant accomplishments of strategic matters on a case-by-case basis. When evaluating CFO and other NEOs’ performance, in addition to the corporate performance factors stated above, the Board also takes into consideration individual personal performance target specifically for such other position, such as operating cash flow and optimization of financial reporting system in the case of CFO.

The performance targets for 2013 were initially set by the Board upon discussion with the CEO at the beginning of 2013. Our actual performance in 2013 surpassed the initial performance targets by a large margin. Taking this into consideration, our Board determined to award our CEO, CFO, Mr. Ming Yin and Ms. Zhijing Liu discretionary bonuses at the maximum amount, which was 76%, 64%, 58% and 42% of their base annual salary, respectively, for the year ended December 31, 2013. Discretionary bonuses award to Mr. Gang Yang was 202% of his base annual salary so as to reward his exceptional achievement in leading the Guizhou facility upgrade.

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Equity Incentives

NEOs are eligible for equity awards in the form of stock options, stock appreciation rights, performance units, restricted stock, restricted stock units and performance shares under the 2008 Plan. Equity awards are granted at the discretion of the Compensation Committee to align the NEOs’ interests with those of the stockholders and provide them with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business.

The size of award to any individual, including NEOs, depends in part on individual performance, including the key factors we consider in evaluating our executive officers’ performance described above and any other indicators of the impact that such employee’s productivity may have on stockholder value over time. Other factors include salary level and competitive data. In addition, in determining the awards granted to each NEO, the Compensation Committee considers the future benefits potentially available to the NEOs from existing awards.

In case of equity incentive granted to our current CEO and CFO, our Compensation Committee also took into consideration Towers Watson’s recommendation, which refers primarily to the 50th percentile of equity compensation of the Peer Group I as a basis for the recommended equity grant to the CEO and the CFO. With reference to the amounts of equity grants to the CEO and the CFO recommended by Towers Watson, and taking into consideration each other NEO’s position and responsibility, professional experience and performance in the previous year, the CEO recommended to the Compensation Committee the amount of equity grant to each of the other NEOs. The Compensation Committee also takes into account the available share reserve under the 2008 Plan when determining the size of equity awards. The Compensation Committee, however, does not place any particular weight on any one individual factor and does not adhere to any specific guidelines in making its determinations.

During 2013, we granted restricted stock to our NEOs. Compensation Committee decided to offer restricted stock based on Towers Watson’s recommendation to remain competitive in terms of executive compensation within our industry.

We plan to grant equity incentives to our NEOs and other key employees annually but have no program, plan or practice of granting equity awards that coincide with the release by the Company of material non-public information. Currently we do not have any security ownership guidelines.

Severance and Change of Control Arrangements

Our employment agreement with each of our CEO, CFO and Mr. Ming Yin contains severance and change of control arrangements so that we can mitigate the risk of not being able to retain key senior executives in the event of an acquisition of the Company. These severance and change of control arrangements are designed to: (1) assure we would have the continued dedication and objectivity of our senior executives, notwithstanding the possibility of a change of control of the Company, thereby aligning the interests of these key senior executives with those of the stockholders in connection with potentially advantageous offers to acquire the Company; and (2) create a total executive compensation plan that is competitive in our industry.

The severance and change of control arrangements in the employment agreements with the CEO, the CFO and Mr. Yin provides that if such executive’s employment is terminated by the Company without cause, he will be entitled to receive a cash severance payment equal to 12 months of his then current base salary, payable in 12 equal monthly installments, and that if his employment is terminated by the Company upon certain merger or consolidation of the Company or sale or disposition of all or substantially all of the Company’s assets, he will be entitled to receive a cash severance payment equal to 18 months of his then current base salary, payable in 18 equal monthly installments.

The Compensation Committee believes that these severance and change of control arrangements satisfy the objectives above and ensure that key executives are focused on the Company’s goals and objectives, as well as the interests of our stockholders, rather than any negative personal consequences that may arise as a result of a change of control.

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Retirement Benefit

Currently, we do not provide any company-sponsored retirement benefits or deferred compensation programs to any Chinese employee, including the NEOs (other than a mandatory state pension scheme in which all of our employees in China participate) because it is not customary to provide such benefits and programs in China. We maintain a defined contribution 401(k) plan for employees who are U.S. citizens, to which we make no matching contribution. Mr. David (Xiaoyin) Gao, a U.S. citizen, is eligible to participate in the 401(k) plan.

Perquisites

Historically, we have provided our NEOs with limited perquisites and other personal benefits that we believe are reasonable, such as company car-related benefits. We do not view perquisites as a significant element of compensation, but do believe they can be useful in attracting, motivating and retaining desirable executive talents.

Tax and Accounting Information

For 2013 and continuing thereafter, the Compensation Committee has considered and will continue to consider the impact of the requirement under Financial Accounting Standards Board, Accounting Standards Codification, Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”), that we record as an expense in our financial statements, at the time stock options are granted, the fair value of the options over their vesting period. We do not pay or reimburse any NEOs for any taxes due upon exercise of a stock option.

Other Compensation Policies

Stock Ownership Guidelines

At this time, our Compensation Committee has not adopted stock ownership guidelines with respect to our NEOs, although it may consider doing so in the future.

Compensation Recovery Policy

At this time, we have not implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to our executive officers and other employees where the payments were predicated upon the achievement of financial results that were subsequently the subject of a financial restatement. Our compensation committee intends to adopt a general compensation recovery, or clawback, policy covering our annual and long-term incentive award plans and arrangements after the SEC adopts final rules implementing the requirement of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Summary Compensation Table — Fiscal Years Ended December 31, 2013, 2012 and 2011

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the NEOs for services rendered in all capacities during the noted periods. No other corporate executive officer received total compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)(6)	Bonus ($)(6)	Stock Awards ($)	Option Awards ($)(7)	All Other Compensation ($)(6)	Total ($)
David (Xiaoying) Gao,	2013	500,000	378,703	1,846,400	—	192,702	2,917,805
CEO and President (1)	2012	342,176	284,745	—	4,526,456	34,028	5,187,405
	2011	14,194	—	—	64,926	—	79,120

Ming Yang,	2013	200,767	127,929	692,400	—	184,635	1, 205,731
CFO(2)	2012	103,599	95,587	246,250	401,744	37,168	884,348

Ming Yin,	2013	154,437	89,760	461,600	—	64,672	770,469
Senior	2012	98,016	59,536	98,500	241,047	26,177	523,276
Corporate Vice President(3)	2011	85,918	18,107	—	—	12,267	116,292

Zhijing Liu,	2013	118,797	50,465	115,400	—	24,780	309,442
Corporate	2012	83,111	49,109	49,250	120,523	7,077	309,070
Vice President(4)	2011	52,492	20,610	—	—	6,477	79,579

Gang Yang,	2013	87,813	177,705	461,600	—	162	727,280
Corporate	2012	86,604	177,688	49,250	120,523	159	434,224
Vice President(5)	2011	41,547	85,271	—	—	—	126,818

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_______________________

(1)	Mr. Gao has been our CEO since May 10, 2012 and President since January 1, 2013. Mr. Gao has been serving as a Director of the Company since October 6, 2011 and the Chairman of the Board since March 30, 2012. Mr. Gao also serves as chairman of the board at several of our subsidiaries. Other compensation received by Mr. Gao represents compensation received for serving as a director at several of our subsidiaries, travel and meals allowances and other fringe benefits. See “Outstanding Equity Awards at Fiscal Year End” for details regarding the restricted stock awards.

(2)	Mr. Ming Yang has been our CFO since August 7, 2012. Mr. Yang served as our interim CFO between May 31 and August 6, 2012 and Vice President-Finance & Compliance and Treasurer between March 30, 2012 and August 6, 2012. Mr. Yang also serves as a director and the chief financial officer at several of our subsidiaries. Other compensation received by Mr. Yang represents compensation received for serving as a director and the chief financial officer at several of our subsidiaries, travel and meals allowances and other fringe benefits. See “Outstanding Equity Awards at Fiscal Year End” for details regarding the restricted stock awards.

(3)	Mr. Ming Yin has been our Senior Corporate Vice President since August 2012, our Vice President-Business Development from April 2012 to August 2012 and our Vice President-Finance from August 2010 to March 2012. Mr. Yin also serves as a director at our Shandong Taibang subsidiary. Other compensation received by Mr. Yin represents compensation received for serving as a director at our Shandong Taibang subsidiary, travel and meals allowances and other fringe benefits. See “Outstanding Equity Awards at Fiscal Year End” for details regarding the restricted stock awards.

(4)	Ms. Liu has been our Corporate Vice President since August 2012 and our Director of Government Affairs and Administration from January 2010 to August 2012. Other compensation received by Ms. Liu represents travel and meals allowances and other fringe benefits. See “Outstanding Equity Awards at Fiscal Year End” for details regarding the restricted stock awards.

(5)	Mr. Gang Yang has been our Corporate Vice President since August 2013 and the General Manager of Guizhou Taibang since 2010. Other compensation received by Mr. Yang represents travel and meals allowances and other fringe benefits. See “Outstanding Equity Awards at Fiscal Year End” for details regarding the restricted stock awards.

(6)	Salary and bonus of 2013, 2012 and 2011 were translated from RMB to US$ (if applicable) at the rate of US$1 to RMB6.19, US$1 to RMB6.30 and US$1 to RMB6.45, respectively. All 2013 bonus were paid out in early 2014.

(7)	Amounts represent the aggregate grant date fair value of awards or equity plan compensation computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (FASB ASC Topic 718). Assumptions used in the calculation of these amounts are described in Note 14 to the consolidated financial statements of the Company for the year ended December 31, 2013 included in the Company’s Form 10-K filed on March 12, 2014.

Summary of Employment Agreements and Material Terms

On May 10, 2012, we entered into an employment agreement with Mr. David (Xiaoying) Gao, pursuant to which the Company agreed to pay Mr. Gao an annual base salary of $500,000 as consideration for the performance of his duties as the CEO. Mr. Gao will be eligible to receive additional bonus compensation as may be awarded from time to time by the Board in its sole discretion. The employment agreement also provides that if Mr. Gao’s employment is terminated by the Company without cause, Mr. Gao will be entitled to receive severance payment equal to 12 months of his then current base salary paid in 12 equal monthly installments, and that if Mr. Gao’s employment is terminated by the Company upon certain merger or consolidation of the Company or sale or disposition of all or substantially all of the Company’s assets, Mr. Gao will be entitled to receive severance payment equal to 18 months of his then current base salary paid in 18 equal monthly installments. As part of his employment agreement, Mr. Gao was also granted a ten-year nonstatutory stock option to purchase 300,000 shares of our common stock under our 2008 Plan on May 11, 2012, with an exercise price of $9.23 per share. The stock option will vest in 12 equal portions on a quarterly basis over a three-year period, with the initial vesting date being August 11, 2012.

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On August 31, 2012, we entered into an employment agreement with Mr. Ming Yang, then interim CFO and Vice President, pursuant to which the Company agreed to pay Mr. Yang an annual base salary of RMB1,242,756 (approximately $200,700) as consideration for the performance of his duties as CFO. Mr. Yang will be eligible to receive additional bonus compensation as may be awarded from time to time by the Board in its sole discretion. The employment agreement also provides that if Mr. Yang’s employment is terminated by the Company without cause, Mr. Yang will be entitled to receive a cash severance payment equal to 12 months of his then current base salary, payable in 12 equal monthly installments, and that if Mr. Yang’s employment is terminated by the Company upon certain merger or consolidation of the Company or sale or disposition of all or substantially all of the Company’s assets, Mr. Yang will be entitled to receive a cash severance payment equal to 18 months of his then current base salary, payable in 18 equal monthly installments. As part of his employment agreement, Mr. Yang was also granted 25,000 shares of the Company’s restricted stock and an option to purchase 50,000 shares of the Company’s common stock with an exercise price of $9.85 under the 2008 Plan, which restricted stock and option will vest annually over a 4-year period in four equal portions, with the initial vesting date being September 1, 2013.

On August 31, 2012, we entered into an employment agreement with Mr. Ming Yin, pursuant to which the Company agreed to pay Mr. Yin an annual base salary of RMB955,968 (approximately $154,500) as consideration for the performance of his duties as Senior Corporate Vice President. Mr. Yin will be eligible to receive additional bonus compensation as may be awarded from time to time by the Board in its sole discretion. The employment agreement also provides that if Mr. Yin’s employment is terminated by the Company without cause, Mr. Yin will be entitled to receive a cash severance payment equal to 12 months of his then current base salary, payable in 12 equal monthly installments, and that if Mr. Yin’s employment is terminated by the Company upon certain merger or consolidation of the Company or sale or disposition of all or substantially all of the Company’s assets, Mr. Yin will be entitled to receive a cash severance payment equal to 18 months of his then current base salary, payable in 18 equal monthly installments. As part of his employment agreement, Mr. Yin was also granted 10,000 shares of the Company’s restricted stock and an option to purchase 30,000 shares of the Company’s common stock at an exercise price of $9.85 under the 2008 Plan, which restricted stock and option will vest annually over a 4-year period in four equal portions, with the initial vesting date being September 1, 2013.

Pursuant to Ms. Zhijing Liu’s compensation arrangement with us following her promotion in August 2012, Ms. Liu is entitled to an annual base salary of RMB735,360 (approximately $118,800) as consideration for the performance of her duties as Corporate Vice President. Ms. Liu will be eligible to receive additional bonus compensation as may be awarded from time to time by the Board in its sole discretion.

Pursuant to Mr. Gang Yang’s compensation arrangement with us following his promotion in August 2013, Mr. Yang is entitled to an annual base salary of RMB543,564 (approximately $88,000) as consideration for the performance of his duties as Corporate Vice President and the General Manger of Guizhou Taibang. Mr. Yang will be eligible to receive additional bonus compensation as may be awarded from time to time by the Board in its sole discretion.

Other than noted above and necessary social benefits required by the PRC government, which are defined in the employment agreements, we currently do not provide other benefits to our NEOs at this time except participation in a defined contribution 401(k) plan in which Mr. Gao, who is a U.S. citizen, participates and to which we make no matching contribution.

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Grants of Plan-Based Awards

The following table sets forth information regarding equity grants to NEOs during the fiscal year ended December 31, 2013.

Name	Grant Date	All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Share)	Grant date fair value of stock and option awards ($)
David (Xiaoying) Gao	08/16/2013	80,000	—	—	1,846,400
Ming Yang	08/16/2013	30,000	—	—	692,400
Ming Yin	08/16/2013	20,000	—	—	461,600
Zhijing Liu	08/16/2013	5,000	—	—	115,400
Gang Yang	08/16/2013	20,000	—	—	461,600

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the equity awards outstanding at December 31, 2013 for each of our NEOs.

	Restricted Stock Awards		Option Awards
Name	Vested (#)	Unvested (#)	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
David (Xiaoying) Gao	—	80,000	20,000	—	—	5.97	October 6, 2021
			150,000	150,000	—	9.23	May 10, 2022
			75,000	225,000	—	9.85	August 31, 2022
Ming Yang	6,250	48,750	12,500	37,500	—	9.85	August 31, 2022
Ming Yin	2,500	27,500	30,000	—	—	12.26	July 11, 2020
			7,500	22,500	—	9.85	August 31, 2022
Zhijing Liu	1,250	8,750	8,000	—	—	12.26	July 11, 2020
			3,750	11,250	—	9.85	August 31, 2022
Gang Yang	1,250	23,750	40,000	—	—	12.26	July 11, 2020
			3,750	11,250	—	9.85	August 31, 2022

On October 6, 2011, the Company granted Mr. David (Xiaoying) Gao a ten year nonstatutory stock option to purchase 20,000 shares of the Company’s common stock under the 2008 Plan, which option will have an exercise price of $5.97 per share, vested in two equal portions on April 7 and October 7, 2012, respectively. On May 10, 2012, the Company granted Mr. Gao a ten year nonstatutory stock option to purchase 300,000 shares of the Company’s common stock under the 2008 Plan, which option will have an exercise price of $9.23 per share and will vest in 12 equal portions on a quarterly basis over a three-year period, with the first portion vesting on August 11, 2012. On August 31, 2012, the Company granted Mr. Gao a ten year nonstatutory stock option to purchase 300,000 shares of the Company’s common stock under the 2008 Plan, which option will have an exercise price of $9.85 per share and will vest annually over a 4-year period in four equal portions, with the first portion vesting on September 1, 2013. On August 16, 2013, the Company granted Mr. Gao 80,000 shares of the Company’s restricted stock under the 2008 Plan, which will vest annually over a 4-year period in four equal portions, with the initial vesting date being August 16, 2014.

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On August 31, 2012, the Company granted Mr. Ming Yang 25,000 shares of the Company’s restricted stock and a ten year nonstatutory stock option to purchase 50,000 shares of the Company’s common stock with an exercise price of $9.85 under the 2008 Plan, which restricted stock and option will vest annually over a 4-year period in four equal portions, with the initial vesting date being September 1, 2013. On August 16, 2013, the Company granted Mr. Yang 30,000 shares of the Company’s restricted stock under the 2008 Plan, which will vest annually over a 4-year period in four equal portions, with the initial vesting date being August 16, 2014.

On July 11, 2010, the Company granted Mr. Ming Yin a ten year nonstatutory stock option to purchase 30,000 shares of the Company’s common stock with an exercise price of $12.26 under the 2008 Plan, which vested in 12 equal portions on a quarterly basis over a three-year period, with the first portion vesting on October 11, 2010. On August 31, 2012, the Company granted Mr. Yin 10,000 shares of the Company’s restricted stock and a ten year nonstatutory stock option to purchase 30,000 shares of the Company’s common stock with an exercise price of $9.85 under the 2008 Plan, which restricted stock and option will vest annually over a 4-year period in four equal portions, with the initial vesting date being September 1, 2013. On August 16, 2013, the Company granted Mr. Yin 20,000 shares of the Company’s restricted stock under the 2008 Plan, which will vest annually over a 4-year period in four equal portions, with the initial vesting date being August 16, 2014.

On July 11, 2010, the Company granted Ms. Zhijing Liu a ten year nonstatutory stock option to purchase 8,000 shares of the Company’s common stock with an exercise price of $12.26 under the 2008 Plan, which vested in 12 equal portions on a quarterly basis over a three-year period, with the first portion vesting on October 11, 2010. On August 31, 2012, the Company granted Ms. Liu 5,000 shares of the Company’s restricted stock and a ten year nonstatutory stock option to purchase 15,000 shares of the Company’s common stock with an exercise price of $9.85 under the 2008 Plan, which restricted stock and option will vest annually over a 4-year period in four equal portions, with the initial vesting date being September 1, 2013. On August 16, 2013, the Company granted Ms. Liu 5,000 shares of the Company’s restricted stock under the 2008 Plan, which will vest annually over a 4-year period in four equal portions, with the initial vesting date being August 16, 2014.

On July 11, 2010, the Company granted Mr. Gang Yang a ten year nonstatutory stock option to purchase 40,000 shares of the Company’s common stock with an exercise price of $12.26 under the 2008 Plan, which vested in 12 equal portions on a quarterly basis over a three-year period, with the first portion vesting on October 11, 2010. On August 31, 2012, the Company granted Mr. Yang 5,000 shares of the Company’s restricted stock and a ten year nonstatutory stock option to purchase 15,000 shares of the Company’s common stock with an exercise price of $9.85 under the 2008 Plan, which restricted stock and option will vest annually over a 4-year period in four equal portions, with the initial vesting date being September 1, 2013. On August 16, 2013, the Company granted Mr. Yang 20,000 shares of the Company’s restricted stock under the 2008 Plan, which will vest annually over a 4-year period in four equal portions, with the initial vesting date being August 16, 2014.

We use the Black-Scholes option pricing model to measure the fair value of stock options. The determination of the fair value of stock-based compensation awards on the date of grant using an option-pricing model is affected by our stock price as well as assumptions regarding a number of complex and subjective variables, including the expected volatility of our stock price over the term of the awards, actual and projected employee stock option exercise behaviors, risk-free interest rate and expected dividends.

Option Exercises and Stock Vested

The following table sets forth information concerning each exercise of stock options and each vesting of restricted stock, by our NEOs during the fiscal year ended December 31, 2013:

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	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
David (Xiaoying) Gao	—	—	—	—
Ming Yang	—	—	6,250	61,563
Ming Yin	—	—	2,500	24,625
Zhijing Liu	—	—	1,250	12,313
Gang Yang	—	—	1,250	12,313

Pension Benefits

No NEOs received or held pension benefits and the Company does not maintain a pension benefit plan during the fiscal year ended December 31, 2013.

Nonqualified Deferred Compensation

No nonqualified deferred compensation was offered or issued to any named executive officer during the fiscal year ended December 31, 2013.

Potential Payments upon Termination or Change in Control

According to their respective employment agreements, our CEO, CFO and Mr. Ming Yin are entitled to severance payments of (i) equal to 12 months of their then current base salary paid in 12 equal monthly installments upon the termination of their employment agreements without cause or (ii) 18 months of their then current base salary paid in 18 equal monthly installments following a change in control. The following table sets forth potential payments upon termination or change in control to these NEOs as if such event had occurred on December 31, 2013.

Name	Base Salary	Entitled Payment Upon Termination Without Cause	Entitled Payment Upon Change of Control
David (Xiaoying) Gao	$500,000	$500,000 payable in 12 equal monthly installments	$750,000 payable in 18 equal monthly installments
Ming Yang	$200,767	$200,767 payable in 12 equal monthly installments	$301,151 payable in 18 equal monthly installments
Ming Yin	$154,437	$154,437 payable in12 equal monthly installments	$231,656 payable in 18 equal monthly installments

Compensation of Directors

The following table sets forth the total compensation earned by our directors during fiscal year ended December 31, 2013:

Name(1)	Fees earned or paid in cash ($)	Stock awards ($)(2)	Option awards ($)	All other compensation ($)	Total ($)
Sean Shao	60,000	230,800	—	—	290,800
Yungang Lu	60,000	207,720	—	—	267,720
Bing Li (Former Director)	64,465	115,400	—	—	179,865
Wenfang Liu	60,000	138,480	—	—	198,480
Zhijun Tong	60,000	138,480	—	—	198,480
Albert (Wai Keung) Yeung	60,000	138,480	—	—	198,480
Charles (Le) Zhang	60,000	115,400	—	—	175,400
Sum	424,465	1,084,760	—	—	1,509,225

(1)	For total compensation earned by Mr. David Gao, our Chairman of the Board, See “Summary Compensation Table — Fiscal Years Ended December 31, 2013, 2012 and 2011.”

(2)	Amounts represent the aggregate grant date fair value of awards or equity plan compensation computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (FASB ASC Topic 718). Assumptions used in the calculation of these amounts are described in Note 14 to the consolidated financial statements of the Company for the year ended December 31, 2013 included in the Company’s Form 10-K filed on March 12, 2014.

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On July 24, 2008, we entered into an independent director agreement with Mr. Sean Shao, pursuant to which we agreed to pay Mr. Shao an annual salary of $24,000 as compensation for his services as a director, which was increased to $60,000 starting January 1, 2011. On August 31, 2012, we granted Mr. Shao 17,500 shares of our restricted stock under the 2008 Plan, which vested on September 1, 2013. On August 16, 2013, we granted Mr. Shao 10,000 shares of our restricted stock under the 2008 Plan, which will vest in two equal portions on August 17, 2014 and August 17, 2015.

On March 19, 2012, we entered into an independent director agreement with Dr. Yungang Lu, pursuant to which we agreed to pay Dr. Lu a monthly fee of $5,000 as compensation for his services as a director. On the same date, we also granted Dr. Lu an option to purchase 20,000 shares of our common stock under the 2008 Plan, which option has an exercise price of $9.16 per share and vested in two equal portions on September 20, 2012 and March 20, 2013. On August 31, 2012, we granted Dr. Lu 10,000 shares of our restricted stock and an option to purchase 10,000 shares of our common stock with an exercise price of $9.85 per share under the 2008 Plan, which restricted stock and option vested on September 1, 2013. On August 16, 2013, we granted Dr. Lu 9,000 shares of our restricted stock under the 2008 Plan, which will vest in two equal portions on August 17, 2014 and August 17, 2015.

On February 27, 2011, we entered into a director agreement with Dr. Bing Li, pursuant to which we agreed to pay Dr. Li a monthly fee of HK$50,000 (approximately $6,430) as compensation for his services as a director. On August 31, 2012, we granted Dr. Li an option to purchase 10,000 shares of our common stock with an exercise price of $9.85 per share under the 2008 Plan, which option vested on September 1, 2013. On August 16, 2013, we granted Dr. Li 5,000 shares of our restricted stock under the 2008 Plan, which will vest in two equal portions on August 17, 2014 and August 17, 2015. Dr. Li resigned from the Board on May 4, 2014 with immediate effect.

On February 27, 2011, we entered into an independent director agreement with Prof. Wenfang Liu, pursuant to which we agreed to pay Prof. Liu a monthly fee of $5,000 as compensation for his services as a director. On August 31, 2012, we granted Prof. Liu 7,500 shares of our restricted stock, which vested on September 1, 2013. On August 16, 2013, we granted Prof. Liu 6,000 shares of our restricted stock under the 2008 Plan, which will vest in two equal portions on August 17, 2014 and August 17, 2015.

On April 20, 2012, we entered into an independent director agreement with Mr. Zhijun Tong, pursuant to which we agreed to pay Mr. Tong a monthly fee of $5,000 as compensation for his services as a director. On the same date, we also granted Mr. Tong an option to purchase 20,000 shares of our common stock under the 2008 Plan, which option has an exercise price of $9.61 per share and vested in two equal portions on October 21, 2012 and April 21, 2013. On August 31, 2012, we granted Mr. Tong 5,000 shares of our restricted stock and an option to purchase 5,000 shares of our common stock with an exercise price of $9.85 per share under the 2008 Plan, which restricted stock and option vested on September 1, 2013. On August 16, 2013, we granted Mr. Tong 6,000 shares of our restricted stock under the 2008 Plan, which will vest in two equal portions on August 17, 2014 and August 17, 2015.

On July 29, 2012, we entered into an independent director agreement with Mr. Albert (Wai Keung) Yeung, pursuant to which we agreed to pay Mr. Yeung a monthly fee of $5,000 as compensation for his services as a director. On the same date, we also granted Mr. Yeung an option to purchase 20,000 shares of our common stock under the 2008 Plan, which option has an exercise price of $10.57 per share and vested in two equal portions on January 30, 2013 and July 30, 2013. On August 31, 2012, we granted Mr. Yeung 5,000 shares of our restricted stock and an option to purchase 5,000 shares of our common stock with an exercise price of $9.85 per share under the 2008 Plan, which restricted stock and option vested on September 1, 2013. On August 16, 2013, we granted Mr. Yeung 6,000 shares of our restricted stock under the 2008 Plan, which will vest in two equal portions on August 17, 2014 and August 17, 2015.

On September 28, 2012, we entered into a director agreement with Mr. Charles (Le) Zhang, pursuant to which we agreed to pay Mr. Zhang a monthly fee of $5,000 as compensation for his services as a director. On the same date, we also granted Mr. Zhang an option to purchase 10,000 shares of the Company’s common stock with an exercise price of $9.50 per share under the 2008 Plan, which option vested on October 2, 2013. On August 16, 2013, we granted Mr. Zhang 5,000 shares of our restricted stock under the 2008 Plan, which will vest in two equal portions on August 17, 2014 and August 17, 2015.

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On November 7, 2013, we entered into a director agreement with Mr. David Hui Li, pursuant to which, at Mr. Li’s request, he will receive no compensation for his service as a director of the Company.

On May 4, 2014, we entered into a director agreement with Mr. Dai Feng, pursuant to which, at Mr. Feng’s request, he will receive no compensation for his service as a director of the Company.

All directors receive reimbursements from us for expenses which are necessarily and reasonably incurred by them for providing services to us or in the performance of their duties. Our executive directors do not receive any compensation in addition to their salaries in their capacity as directors or other remunerations as members of our management team. However, we do pay their expenses related to attending Board meetings and participating in Board functions.

Compensation Committee Interlocks and Insider Participation

Mr. Sean Shao, Dr. Yungang Lu and Prof. Wenfang Liu served on the Compensation Committee during the fiscal year ended December 31, 2013. None of them was an employee, an officer, or former officer of the Company during the fiscal year ended December 31, 2013 or during his tenure as a Compensation Committee member. No member of the Compensation Committee had any relationship with us requiring disclosure under Item 404 of SEC Regulation S-K during the fiscal year ended December 31, 2013. None of our executive officers has served on the Board or compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served on our Board or Compensation Committee.

Compensation Policies and Risk Management

The Compensation Committee and Audit Committee/the Board in cooperation with management reviewed our 2012 compensation program in August 2013. The Compensation Committee and Audit Committee/the Board confirmed that they believed that the elements and features of such program are in line with our balanced approach so that the management would be focused on both short- and long-term performances. As such, they trust that our 2013 compensation program would not encourage management to assume excessive risks and therefore are not reasonably likely to have a material adverse effect on the interest of the Company and its stockholders.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Amended Proxy Statement.

/s/Sean Shao
Mr. Sean Shao, Chair
Dr. Yungang Lu

Prof. Wenfang Liu

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of the Record Date (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, 18th Floor, Jialong International Building, 19 Chaoyang Park Road, Chaoyang District, Beijing 100125, People’s Republic of China.

Name and Address of Beneficial Owner	Office, If Any	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
	Officers and Directors
David (Xiaoying) Gao (3)	Chairman of the Board, CEO and President	Common Stock	307,000	1.29%
Sean Shao (4)	Director	Common Stock	87,500	*
Bing Li (5)	Former Director	Common Stock	30,000	*
Wenfang Liu (6)	Director	Common Stock	24,976	*
Yungang Lu (7)	Director	Common Stock	40,000	*
Zhijun Tong (8)	Director	Common Stock	30,000	*
Albert (Wai Keung) Yeung (9)	Director	Common Stock	30,000	*
Charles (Le) Zhang(10)	Director	Common Stock	10,000	*
Ming Yang (11)	Chief Financial Officer	Common Stock	18,750	*
Ming Yin (12)	Senior Corporate Vice President	Common Stock	40,000	*
Zhijing Liu (13)	Corporate Vice President	Common Stock	13,000	*
Gang Yang (14)	Corporate Vice President	Common Stock	45,000	*
All officers and directors as a group		Common Stock	676,226	2.87%
	5% Security Holders
Siu Ling Chan		Common Stock	2,912,624	12.44%
Essence International Investment Ltd (15)		Common Stock	1,550,000	6.62%
Lixin Tian (15)		Common Stock	1,550,000	6.62%
Warburg Pincus entities (16)		Common Stock	10,989,200	46.92%
Charles R. Kaye (16)		Common Stock	10,989,200	46.92%
Joseph P. Landy (16)		Common Stock	10,989,200	46.92%
GL Trade Investment Limited (17)		Common Stock	1,605,315	6.85%
Zhenfu Li (18)		Common Stock	1,619,777	6.92%

______________________

* Less than 1%

(1)	Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes below, each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to our common stock.

(2)	As of the Record Date, a total of 23,419,043 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each Beneficial Owner above, any securities that are exercisable or convertible within 60 days have been included for the purpose of computing the number of shares beneficially owned and the percentage ownership of such Beneficial Owner. We did not deem such shares to be outstanding, however, for purposes of calculating the percentage ownership of any other person.

(3)	Represents 12,000 shares of our common stock, 20,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $5.97 per share, 200,000 shares out of the 300,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, exercisable at $9.23 per share, which vests in 12 equal portions on a quarterly basis over a three-year period, with the first portion vested and exercisable on August 11, 2012, and 75,000 shares out of the 300,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, exercisable at $9.85 per share, which vests in 4 equal portions on an annually basis over a four-year period, with the first portion vested and exercisable on September 1, 2013.

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(4)	Represents 17,500 shares of our common stock, 40,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $12.26 per share, 30,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $16.39 per share.

(5)	Represents 20,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $17.00 per share, and 10,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $9.85 per share.

(6)	Represents 4,976 shares of our common stock held of record and 20,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $17.00 per share.

(7)	Represents 10,000 shares of our common stock, 20,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $9.16 per share, and 10,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $9.85 per share.

(8)	Represents 5,000 shares of our common stock, 20,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $9.61 per share, and 5,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $9.85 per share.

(9)	Represents 5,000 shares of our common stock, 20,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $10.57 per share, and 5,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $9.85 per share.

(10)	Represents 10,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $9.50 per share.

(11)	Represents 6,250 shares of our common stock, 12,500 shares out of the 50,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, exercisable at $9.85 per share, which vests in equal portions on an annually basis over a four-year period, with an initial vesting date of September 1, 2013.

(12)	Represents 2,500 shares of our common stock, 30,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 plan, fully vested and exercisable at $12.26 per share, 7,500 shares out of the 30,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, exercisable at $9.85 per share, which vests in equal portions on an annually basis over a four-year period, with an initial vesting date of September 1, 2013.

(13)	Represents 1,250 shares of our common stock, 8,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 plan, fully vested and exercisable at $12.26 per share, 3,750 shares out of the 15,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, exercisable at $9.85 per share, which vests in equal portions on an annually basis over a four-year period, with an initial vesting date of September 1, 2013.

(14)	Represents 1,250 shares of our common stock, 40,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 plan, fully vested and exercisable at $12.26 per share, and 3,750 shares out of the 15,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, exercisable at $9.85 per share, which vests in equal portions on an annually basis over a four-year period, with an initial vesting date of September 1, 2013.

(15)	The general partner of Essence International Investment Ltd. is DT Capital Management Limited, which is controlled by Lixin Tian.

(16)	Represents 7,632,115 shares of our common stock held by Warburg Pincus Private Equity X, L.P. (“WP X”), 244,165 shares of our common stock held by Warburg Pincus X Partners, L.P. (“WPP X”) and 3,112,920 shares of our common stock held by WP X Biologics LLC ("WP X B"), which is owned 96.9% by WPX and 3.1% by WPPX. Warburg Pincus X, L.P. (“WP X LP”), the sole general partner of WP X and WPP X, Warburg Pincus X LLC (“WP X LLC”), the sole general partner of WP X LP, Warburg Pincus Partners, LLC (“WPP LLC”), the sole member of WP X LLC, Warburg Pincus & Co. (“WP”), the managing member of WPP LLC, Warburg Pincus LLC (“WP LLC”), which manages each of WP X and WPP X, and Messrs. Charles R. Kaye and Joseph P. Landy, each a Managing General Partner of WP and a Co-President and Managing Member of WP LLC, may be deemed to be the beneficial owners of the shares of our common stock held by WP X and WPP X. Messrs. Kaye and Landy may be deemed to control WP X, WPP X, WP X LP, WP X LLC, WPP LLC, WP and WP LLC. Each of WP X LP, WP X LLC, WPP LLC, WP, WP LLC, and Messrs. Kaye and Landy disclaims beneficial ownership of the common stock, except to the extent of its or his pecuniary interest in such shares.

(17)	Represents 1,605,315 shares of our common stock held by GL Trade Investment Limited. GL Trade Investment Limited is wholly owned by GL China Opportunities Fund L.P. GL Capital Management GP L.P. is the sole general partner of GL China Opportunities Fund L.P. GL Capital Management GP Limited is the sole general partner of GL Capital Management GP L.P. GL Partners Capital Management Limited is the record owner of 51% of the total issued and outstanding ordinary shares of GL Capital Management GP Limited and has the right to appoint three out of the six directors of GL Capital Management GP Limited. Mr. Zhenfu Li is the record owner of 70% of the total issued and outstanding ordinary shares of GL Partners Capital Management Limited.

(18)	Represents 14,462 shares of our common stock held by Mr. Zhenfu Li and 1,605,315 shares of our common stock held by GL Trade Investment Limited.

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Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

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TRANSACTIONS WITH RELATED PERSONS,

PROMOTERS AND CERTAIN CONTROL PERSONS

Transactions with Related Persons

The following includes a summary of transactions since the beginning of the 2013 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds $120,000 and in which any related person had or will have a direct or indirect material interest (other than compensation described above under the heading “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

•	On December 2, 2011, our majority owned subsidiary Guizhou Taibang Biological Products Co., Ltd. (“Guizhou Taibang”) signed an agency contract with Guizhou Eakan Co., Ltd. (“Guizhou Eakan”), an affiliate of one of Guizhou Taibang’s minority shareholders. Pursuant to this agency contract, Guizhou Taibang agrees to pay a commission to Guizhou Eakan for the promotion of Placenta Polypeptide. The commission expense for services rendered by Guizhou Eakan amounted to $3,620,335 and $3,591,836 for the years ended December 31, 2013 and 2012, respectively.

Except as set forth in our discussion above, none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Policies and Procedures Relating to Transactions with Related Persons

Our Board adopted the China Biologic Products, Inc. Related Party Transactions Policy and Procedures on July 27, 2009 and certain amendments on March 11, 2013 (the “Policy”). Under the Policy, all Interested Transactions with Related Parties are subject to approval or ratification in accordance with the procedures set forth below.

The Policy defines an “Interested Transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, (2) the Company is a participant and (3) any Related Party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A “Related Party” is defined as any (a) person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common stock or (c) immediate family member of any of the foregoing.

Procedures

Under the Policy, the Audit Committee shall review the material facts of all Interested Transactions that require the Audit Committee’s approval and either approve or disapprove of the entry into the Interested Transaction, subject to the exceptions described below. If the Audit Committee approval of an Interested Transaction is not feasible, then the Interested Transaction shall be considered and, if the Audit Committee determines it to be appropriate, ratified at the Audit Committee’s next regularly scheduled meeting. In determining whether to approve or ratify an Interested Transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Party’s interest in the transaction.

The Audit Committee has reviewed the Interested Transactions described below in “Standing Pre-Approval for Certain Interested Transactions” and determined that each of the Interested Transactions described therein shall be deemed to be pre-approved or ratified (as applicable) by the Audit Committee under the terms of the Policy. In addition, the board of directors has delegated to the Chair of the Audit Committee the authority to pre-approve or ratify (as applicable) any Interested Transaction with a Related Party in which the aggregate amount involved is expected to be less than $250,000. In connection with each regularly scheduled meeting of the Audit Committee, a summary of each new Interested Transaction deemed pre-approved pursuant to paragraph (3) or (4) under “Standing Pre-Approval for Certain Interested Transactions” below and each new Interested Transaction preapproved by the Chair in accordance shall be provided to the Audit Committee for its review.

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Under the Policy, no director shall participate in any discussion or approval of an Interested Transaction for which he or she is a Related Party, except that the director shall provide all material information concerning the Interested Transaction to the Audit Committee.

If an Interested Transaction will be ongoing, the Audit Committee may establish guidelines for our management to follow in its ongoing dealings with the Related Party. Thereafter, the Audit Committee, on at least an annual basis, shall review and assess ongoing relationships with the Related Party to see that they are in compliance with the Audit Committee’s guidelines and that the Interested Transaction remains appropriate.

Standing Pre-Approval for Certain Interested Transactions

The following Interested Transactions has been reviewed in accordance with the Policy and are deemed as having been pre-approved by the Audit Committee, even if the aggregate amount involved will exceed $100,000.

1.	Employment of Executive Officers. Any employment by the Company of an executive officer if (a) the related compensation is required to be reported in our proxy statement under Item 402 of the SEC’s compensation disclosure requirements; or (b) the executive officer is not an immediate family member of another executive officer or director of the Company, the related compensation would be reported in our proxy statement under Item 402 of the SEC’s compensation disclosure requirements if the executive officer was a “named executive officer,” and the Company’s Compensation Committee approved (or recommended that the Board approve) such compensation.

2.	Director Compensation. Any compensation paid to a director if the compensation is required to be reported in our proxy statement under Item 402 of the SEC’s compensation disclosure requirements.

3.	Certain Transactions with other Companies. Any transaction with another company at which a Related Party’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $1,000,000, or 2% of that company’s total annual revenues.

4.	Certain Company Charitable Contributions. Any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a Related Party’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $1,000,000, or 2% of the charitable organization’s total annual receipts.

5.	Transactions Where All Shareholders Receive Proportional Benefits. Any transaction where the Related Party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis (e.g. dividends).

6.	Transactions Involving Competitive Bids. Any transaction involving a Related Party where the rates or charges involved are determined by competitive bids.

7.	Regulated Transactions. Any transaction with a Related Party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

8.	Certain Banking-Related Services. Any transaction with a Related Party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

There were no related party transactions since the beginning of the fiscal year ended December 31, 2013 for which our Policy did not require review, approval or ratification, or where our Policy was not followed.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects our executive officers, delegates authority for the conduct of our day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of our business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

See “Governance and Nominating Committee” above for a discussion of the process for selecting directors.

There are currently nine directors serving on the Board. Pursuant to Section 3.02 of the Second Amended and Restated Bylaws adopted by the stockholders annual meeting on July 20, 2012, the Board directors have been designated into three Classes: Class I directors currently consist of Mr. David (Xiaoying) Gao, Mr. Dai Feng and Mr. Charles (Le) Zhang, with term expiring in 2016; Class II directors currently consist of Mr. Sean Shao, Prof. Wenfang Liu and Mr. David Hui Li, with term expiring in 2014; and Class III directors currently consist of Dr. Yungang Lu, Mr. Zhijun Tong and Mr. Albert (Wai Keung) Yeung, with term expiring in 2015. At each annual meeting of shareholders, directors in one class are elected for a full term of three years to succeed those directors whose terms are expiring. At the Annual Meeting, three directors will be elected as Class II directors for a three-year term expiring at the 2017 Annual Meeting of Stockholders.

The director nominees who have been nominated for election to the Board as Class II directors are listed in the table below. Each of the nominees is a current director of the Company. The stockholders are entitled to vote “withhold” or “for” with respect to each director nominee on an individual basis.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the Annual Meeting, the holders of the proxies solicited by this Amended Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director for a three-year term expiring in 2017.

The three director nominees receiving a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, shall be elected as the Class II directors.

According to our Corporate Governance Guidelines, in an uncontested election (i.e., an election where the only nominees are those recommended by the board of directors), any nominee for director who receives a greater number of votes “withheld” from his/her election than votes “for” such election (a “Majority Withheld Vote”) is obligated to promptly tender his/her resignation to the board of directors following certification of the stockholder vote.

In the event of a tendered resignation following a Majority Withheld Vote, the Governance and Nomination Committee will thereafter promptly consider the resignation offer and recommend to the Board action with respect to the tendered resignation, and the Board shall promptly act upon such recommendation. In considering what action to recommend with respect to the tendered resignation, the Governance and Nomination Committee will take into account all factors deemed relevant by the members of the Governance and Nomination Committee including, without limitation, any stated reasons why stockholders “withheld” votes for election from such director, the length of service and qualifications of the director whose resignation has been tendered, the overall composition of the board of directors, the director's contributions to us, and our Corporate Governance Guidelines.

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Proxies submitted on the accompanying proxy card will be voted for the election of the director nominees listed below, unless the proxy card is marked otherwise.

The Board of Directors recommends a vote FOR the election of the director nominees listed below.

Set forth below are the name, age and principal occupation of each nominee for election as a Class II director and of each Class I and Class III directors who will continue to serve on the Board.

Nominees for Election (Class II Directors)

Name	Age	Position with the Company
Sean Shao	57	Director
Wenfang Liu	76	Director
David Hui Li	45	Director

The following directors will continue to serve after the Meeting:

Directors with Terms Expiring in 2015 (Class III Directors)

Name	Age	Position with the Company
Yungang Lu	50	Director
Zhijun Tong	54	Director
Albert (Wai Keung) Yeung	71	Director

Directors with Terms Expiring in 2016 (Class I Directors)

Name	Age	Position with the Company
David (Xiaoying) Gao	63	Chairman of the Board, CEO & President
Dai Feng	38	Director
Charles (Le) Zhang	42	Director

Director Qualifications

Directors are responsible for overseeing our business consistent with their fiduciary duty to shareowners. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on our Board that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and our current and future needs.

In its assessment of each potential candidate, including those recommended by shareowners, the Governance and Nominating Committee considers the nominee’s judgment, integrity, experience, independence, understanding of our business or other related industries and such other factors the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Governance and Nominating Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

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Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the board as a whole, in light of our current needs and business priorities. The Company is a NASDAQ listed biopharmaceutical company that is principally engaged in the research, development and manufacturing of plasma-based pharmaceutical products in China. Therefore, the Board believes that a diversity of professional experiences in the biopharmaceutical industry, specific knowledge of key geographic growth areas, and knowledge of U.S. capital markets and of U.S. accounting and financial reporting standards should be represented on the board. In addition, the market in which we compete is characterized by introductions of new products and changes in customer demands and our future success depends upon our ability to keep pace through strong research and development. Therefore, the Board believes that academic and professional experience in research and development in the biopharmaceutical industry should also be represented on the Board.

Summary of Qualifications of Nominees for Class II Directors:

Set forth below is a narrative disclosure that summarizes some of the specific qualifications, attributes, skills and experiences of our Class II director nominees. For more detailed information, please refer to the biographical information for such director set forth above.

Mr. Sean Shao. Mr. Shao has been a member of our Board since July 24, 2008. Mr. Shao currently also serves as (i) an independent director and the chairman of the audit committee of: LightInTheBox Holdings Co. Ltd., a global e-commerce company listed on NYSE since June 2013, UTStarcom Holdings Corp., a provider of broadband equipment and solutions listed on NASDAQ since October 2012, Xueda Education Group, a Chinese personalized tutoring services company listed on NYSE since March 2010, and Yongye International, Inc., a Chinese agricultural company listed on NASDAQ since April 2009; and (ii) an independent director and the chairman of the nominating committee of Agria Corporation, a Chinese agricultural company listed on NYSE since November 2008. He served as the chief financial officer of Trina Solar Limited from 2006 to 2008. In addition, Mr. Shao served from 2004 to 2006 as the chief financial officer of ChinaEdu Corporation, an educational service provider, and of Watchdata Technologies Ltd., a Chinese security software company. Prior to that, Mr. Shao worked at Deloitte Touche Tohmatsu CPA Ltd. for approximately a decade. Mr. Shao received his master’s degree in health care administration from the University of California at Los Angeles in 1988 and his bachelor’s degree in art from East China Normal University in 1982. Mr. Shao is a member of the American Institute of Certified Public Accountants.

Mr. Shao brings to the Board extensive management, financial and accounting expertise, as well as significant involvement with public companies. The Board believes that as the former chief financial officer of several companies, Mr. Shao qualifies as a financial expert and is able to provide key insight to the Board on financial and other matters. In addition, Mr. Shao’s service on the boards of other public companies has given him expertise with respect to corporate governance issues. The Board believes that Mr. Shao has the qualities necessary to contribute to the Board’s overall effectiveness.

Prof. Wenfang Liu. Prof. Wenfang Liu has been a member of our Board since February 27, 2011. From 2007 to 2011, Prof. Liu served as the chief consultant for Sichuan Yuanda Shuyang Pharmaceuticals. Prior to that, he served from 2000 to 2007, in various managerial positions including as the chief engineer and a director of Hualan Biological Engineering, and as a director of blood separating, from 2005 to 2006, at Chengdu Jiaying Medical Product Co. Ltd. Prior to that, Prof. Liu served, from 1998 to 1999, as the chief engineer of Guiyang Qianfeng Biological Products Co. Ltd., and from 1988 to 1998 as the vice chairman of the Institute of Blood Transfusion of Chinese Academy of Medical Sciences. Prof. Liu is currently a member of the Sichuan CPPCC Standing Committee, and previously served as a member of the Chinese Society of Blood Transfusion and the China Medical Biotech Association. He holds a Bachelors Degree in Bio-Chemistry from the Chinese Academy of Sciences, Forest and Soil College and was a Ph.D. advisor from 1997 to 1998.

The Board highly values Prof. Liu’s expertise in pharmaceutical industry, both general and specific to the Company. Prof. Liu’s academic background gives him keen insight into the technology, research and development aspects of the Company’s operations. Prof. Liu also has valuable experience as a result of his service as a consultant and director of other pharmaceutical companies. The Board believes that Prof. Liu contributes to the overall quality and diversity of perspectives on the Board.

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Mr. David Hui Li. Mr. David Hui Li has been a member of our Board since November 4, 2013. Mr. David Li has served as a managing director of Warburg Pincus since 2002. Mr. Li is responsible for Warburg Pincus’ investment activities in China. Prior to joining Warburg Pincus, Mr. Li served as an executive director in the investment banking division of Goldman Sachs from 2001 to 2002 and that of Morgan Stanley from 1994 to 2001. He is also a director of China Auto Rental Holdings, China Kidswant Investment Holdings Co., Ltd, Cubic City (China) Service Apartment Group, D. Tong Insurance Sales & Service and Synutra International. Mr. Li received a B.S. in economics from Renmin University of China and an M.B.A. from Yale University School of Management.

Mr. Li’s extensive experience in equity investments and advising various pharmaceutical companies throughout the world led the Board to conclude that he would be a valuable addition to the Board. His experience on the boards of both public and private pharmaceutical companies also provides significant value and adds to his diverse perspective.

General Information

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” above.

See “Directors and Executive Officers” above for biographical summaries for each of our Class II director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board or executive officer is related to any other nominee, member of the Board or executive officer.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected KPMG to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014. KPMG was the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013.

We are asking our stockholders to ratify the selection of KPMG as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of KPMG to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by KPMG that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accounting firms and their clients during the last fiscal year. Representatives of KPMG are expected to attend the Annual Meeting with the opportunity to make a statement and/or respond to appropriate questions from shareholders present at the Annual Meeting.

Services and Fees of Independent Public Accounting Firm

Aggregate fees billed to the Company by our independent accountant, KPMG, during the last two fiscal years were as follows:

	2013	2012
Audit Fees	$965,909	$1,042,664
Audit Related Fees	—	—
Tax Fees	33,822	37,077
All Other Fees	—	—
Total	$999,731	$1,079,741

Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and audit of the effectiveness of internal control over financial reporting, and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

The aggregate amount of Audit Fees for year 2013 consists of $965,909 billed by KPMG, for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended December 31, 2013 and review of the Company’s financial statements included in the three Form 10-Q’s for the quarters ended March 31, June 30 and September 30, 2013, and audit of the effectiveness of internal control over financial reporting as of December 31, 2013.

The aggregate amount of Audit Fees for year 2012 consists of $1,042,664 billed by KPMG, for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended December 31, 2012 and review of the Company’s financial statements included in the three Form 10-Q’s for the quarters ended March 31, June 30 and September 30, 2012, and audit of the effectiveness of internal control over financial reporting as of December 31, 2012.

Tax fees paid by us to KPMG of $33,822 and $37,077 in 2013 and 2012, respectively, were for KPMG’s tax services in the same periods.

In accordance with the Audit Committee’s pre-approval policies and procedures described below, during fiscal 2013, 100% of all audit, audit-related, tax and other services performed by KPMG were approved in advance by the Audit Committee. KPMG was our principal auditor and no work was performed by persons outside of this firm.

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Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us.

The Board of Directors recommends a vote FOR ratification of the selection of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

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PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Amended Proxy Statement in accordance with the SEC’s rules.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, business unit goals, corporate goals, and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. We are asking our stockholders to indicate their support for our named executive officer compensation as described in the Compensation Discussion and Analysis and related compensation tables. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Amended Proxy Statement. Accordingly, we will ask our stockholders to vote for the approval of the compensation of the named executive officers, as disclosed in this Amended Proxy Statement pursuant to the compensation disclosure rules of the SEC.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the approval the named executive officer compensation as disclosed in this Amended Proxy Statement, they will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis and related compensation tables.

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PROPOSAL NO. 4

amendment to Clause (c) of EIGHTH Article OF the Certificate of Incorporation and Section 3.04 of the Bylaws

On May 4, 2014, our Board approved and recommended for submission to our stockholders for approval at the Annual Meeting, the amendment to Clause (c) of EIGHTH Article to the Certificate of Incorporation and Section 3.04 of the Bylaws to clarify that the term of a director chosen by other directors to fill a vacancy on the Board will coincide with the term of the class to which such director has been elected.

Clause (c) of EIGHTH Article to the Certificate of Incorporation as proposed to be amended would state:

“(c) If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification, or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship; and a director so chosen shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected. Any director may be removed either for or without cause at any special meeting of stockholders duly called and held for such purpose.”

Conforming amendment to the same effect are also proposed to be made to Section 3.04 of the Bylaws.

The amendment to Clause (c) of EIGHTH Article to the Certificate of Incorporation and Section 3.04 of the Bylaws as disclosed in this Amended Proxy Statement requires affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding common stock of the Company.

Background of Proposal

The current Clause (c) of EIGHTH Article to the Certificate of Incorporation provides that a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill a newly created directorship if any vacancy occurs in the Board and a director so chosen shall hold office until the next applicable election and until his successor shall be duly elected and shall qualify, unless sooner displaced. The Board recommends to clarify that such director so chosen shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected. The Board is of the view that this clarification is consistent with the general principle of classified board as provided in the Company’s Certificate of Incorporation and Bylaws as well as market practice of companies with classified boards.

The above description is qualified in its entirety by reference to the actual text of the Second Amended and Restated Certificate of Incorporation (the “Amended Certificate of Incorporation”) as set forth in Appendix A and the Third Amended and Restated Bylaws (the “Amended Bylaws”) as set forth in Appendix B. We urge you to review carefully the Amended Certificate of Incorporation and the Amended Bylaws in their entirety because the above summary may not contain all the information about this amendment that is important to you.

The Board of Directors recommends a vote FOR the amendment to Clause (c) of EIGHTH Article of the Certificate of Incorporation and Section 3.04 of the Bylaws as disclosed in this Amended Proxy Statement.

Amended Certificate of Incorporation

A copy of our Amended Certificate of Incorporation is set forth in Appendix A and reflects changes that will be made to our Certificate of Incorporation assuming Proposal No. 4 is approved by our stockholders at the Annual Meeting, with deletions indicated by strike-outs and additions indicated by underlining.

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If Proposal No. 4 is approved by our stockholders, we will amend and restate our Certificate of Incorporation to reflect the revisions contemplated by Proposal No. 4 as set forth in Appendix A and the resulting Amended Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware, which is anticipated to occur promptly after the Annual Meeting.

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PROPOSAL NO. 5

STOCKHOLDER RIGHTS TO CALL SPECIAL MEETINGS

On May 4, 2014, our Board approved and recommended for submission to our stockholders for approval at the Annual Meeting, the proposal to adopt certain amendments to Section 2.03 of the Bylaws to authorize stockholders holding 25% of the entire capital stock of the Company issued and outstanding and entitled to vote to call a special meeting of the stockholders.

Section 2.03 of the Bylaws as proposed to be amended would state:

“Section 2.03. Special Meeting. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chief Executive Officer or the Chairman of the Board of Directors or by written order of a majority of the directors or shall be called by the Chairman of the Board of Directors at the request in writing of stockholders owning 25% of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purposes of the proposed meeting. The Chief Executive Officer or Chairman or directors so calling or the stockholders so requesting any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.”

Background of Proposal

Current Section 2.03 of the Bylaws provides that special meetings of stockholders may be called by the Chief Executive Officer or the Chairman of the Board of Directors or by written order of a majority of the directors. This provision eliminates the ability of stockholders to call a special meeting of stockholders.

The Board believes that it is a matter of good corporate governance to provide an opportunity for stockholders holding a significant economic stake in the Company the right to call a special meeting. The Board recognizes that potential negative effects of this proposal are that it may divert management attention from operating the Company's business and entail potentially significant legal and administrative expense. However, by setting the threshold for calling a special meeting at 25% ownership of the entire capital stock of the Corporation issued and outstanding and entitled to vote, the Board believes these potential negative effects are more than offset by the enhanced accountability and oversight this tool would give to stockholders to address directly governance and other important matters affecting their investment.

The above description is qualified in its entirety by reference to the actual text of the Amended Bylaws as set forth in Appendix B. We urge you to review carefully the Amended Bylaws in its entirety because the above summary may not contain all the information about this amendment that is important to you.

The Board of Directors recommends a vote FOR the adoption of the amendment to Section 2.03 of the Bylaws as disclosed in this Amended Proxy Statement.

The Amended Bylaws

The above description is qualified in its entirety by reference to the actual text of the Amended Bylaws as set forth in Appendix B. The Amended Bylaws as set forth in Appendix B reflect changes that will be made to our current Bylaws assuming Proposal No. 4 and Proposal No. 5 are approved by our stockholders at the Annual Meeting, with deletions indicated by strike-outs and additions indicated by underlining.

We urge you to review carefully the Amended Bylaws as set forth in Appendix B in its entirety because the above summary may not contain all the information about this amendment that is important to you.

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STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary of China Biologic Products, Inc. at 18th Floor, Jialong International Building, 19 Chaoyang Park Road, Chaoyang District, Beijing 100125, People’s Republic of China, no later than the close of business on December 31, 2014. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

Pursuant to Section 2.04 of our Bylaws, stockholder proposals to be brought before the 2015 Annual Meeting, made outside the Rule 14a-8 processes, must be received by our Corporate Secretary at the principal executive offices of the Company no earlier than January 29, 2015 and no later than February 28, 2015; provided, however, that if the date of the 2014 annual meeting is earlier than May 21, 2015 or later than August 19, 2015, a stockholder proposal must be so received no earlier than the close of business on the 90th day prior to the date of the 2015 annual meeting and not later than the close of business on the later of (1) the 60th day prior to the date of the 2015 annual meeting, or (ii) the 10th day following the day on which public announcement of the date of the 2015 annual meeting is first made.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Amended Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to China Biologic Products, Inc., c/o Corporate Secretary, 18th Floor, Jialong International Building, 19 Chaoyang Park Road, Chaoyang District, Beijing 100125, People’s Republic of China. A copy of our Annual Report on Form 10-K is also made available on our website at http://www.chinabiologic.com after it is filed with the SEC.

OTHER MATTERS

As of the date of this Amended Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Annual Meeting other than the election of directors, the ratification of the appointment of the accountants of the Company, the advisory vote on executive compensation, adoption of certain amendments to the Certificate of Incorporation and Bylaws to clarify that the term of a director chosen by other directors to fill a vacancy on the Board will coincide with the term of the class to which such director has been elected, and adoption of certain amendment to the Bylaws to authorize stockholders holding 25% of the entire capital stock of the Company issued and outstanding and entitled to vote to call a special meeting of the stockholders. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

May ___,2014	By Order of the Board of Directors

Ming Yin
Corporate Secretary

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CHINA BIOLOGIC PRODUCTS, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 20, 2014

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of China Biologic Products, Inc., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Amended Proxy Statement, dated May ___, 2014 (the “Amended Proxy Statement”), and hereby constitutes and appoints David (Xiaoying) Gao and Ming Yin (the “Proxies”), or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote, as designed below and with the same force and effect as the undersigned, all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2014 Annual Meeting of Stockholders to be held on June 20, 2014 (the “Annual Meeting”), and at any adjournment or postponement thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Class II Directors the nominees listed below – The Board recommends a vote FOR each of the listed nominees:

1.	Sean Shao	FOR	[ ]	WITHHOLD	[ ]
2.	Wenfang Liu	FOR	[ ]	WITHHOLD	[ ]
3.	David Hui Li	FOR	[ ]	WITHHOLD	[ ]

2.	Ratify the appointment of KPMG as the Company’s independent auditors for fiscal year ending December 31, 2014 – The Board recommends a vote FOR this Proposal.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

3.	Approve the compensation of the Company’s named executive officers as disclosed in the Amended Proxy Statement – The Board recommends a vote FOR this Proposal.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

4.	Approve the adoption of an amendment to Clause (c) of EIGHTH Article of the Certificate of Incorporation and Section 3.04 of the Bylaws as disclosed in the Amended Proxy Statement to clarify that the term of a director chosen by other directors to fill a vacancy on the Board will coincide with the term of the class to which such director has been elected – The Board recommends a vote FOR this Proposal.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

5.	Approve the adoption of an amendment to Section 2.03 of the Bylaws as disclosed in the Amended Proxy Statement to authorize stockholders holding 25% of the entire capital stock of the Company issued and outstanding and entitled to vote to call a special meeting of the stockholders – The Board recommends a vote FOR this Proposal.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

6.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR THE RATIFICATION OF THE SELECTION OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, FOR THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION, FOR THE amendment to Clause (c) of EIGHTH Article of the Certificate of Incorporation and Section 3.04 of the Bylaws as disclosed in THE Amended Proxy Statement AND FOR THE amendment to Section 2.03 of the Bylaws as disclosed in THE Amended Proxy Statement. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE AMENDED PROXY STATEMENT DATED MAY ___, 2014 IS UNABLE TO SERVE OR WILL NOT SERVE.

This Blue Proxy Card being sent to you replaces the White Proxy Card sent to you on or about April 29, 2014 and proxies granted on the White Proxy Card will not be counted at the Annual Meeting. Any vote cast over the Internet or by telephone prior to the date of the Amended Proxy Statement will not be counted. If you have already voted over the Internet or by telephone, you must revote in such manner or by returning the blue proxy card prior to the Annual Meeting in order for your vote to be counted.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Amended Proxy Statement dated May __, 2014, and the 2013 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name

Name (if joint)

Date _____________, 2014

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer of the corporation. No postage is required if returned in the enclosed envelope.

STATE OF DELAWARE

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CHINA BIOLOGIC PRODUCTS, INC.

China Biologic Products, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

A.   The name of the Corporation is China Biologic Products, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 10, 2007. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 3, 2012

B.   This Second Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware (the “DGCL”) by the Board of Directors and the stockholders of the Corporation.

C.   Pursuant to Section 242 and Section 245 of the DGCL, this Second Amended and Restated Certificate of Incorporation amends and restates the provisions of the Amended and Restated Certificate of Incorporation of this Corporation.

D.   The text of the Certificate of Incorporation is hereby amended and restated in its entirety to read as set follows:

FIRST: The name of this Corporation shall be: CHINA BIOLOGIC PRODUCTS, INC.

SECOND: Its registered office in the State of Delaware is to be located at 615 South DuPont Highway, city of Dover County of Kent, Delaware 19901 and its registered agent at such address is National Corporate Research, Ltd.

THIRD: The purposes of the Corporation shall be:

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: (a) The total number of shares of stock which this Corporation is authorized to issue is: 110,000,000 shares, with a par value of $0.0001, of which 100,000,000 shall be Common Stock and 10,000,000 shall be Preferred Stock.

(b) The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions and to set forth in a certificate of designations filed pursuant to the DGCL the powers, designations, preferences and relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions that dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

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(c) Any amendment, modification or repeal of Section (b) of this FOURTH Article shall require affirmative vote of stockholders holding at least two-thirds (2/3) of the combined voting power of the then outstanding shares of capital stock of the Corporation, voting together as a single class.

FIFTH: Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting.

Any amendments to this FIFTH Article shall require affirmative vote of stockholders holding at least two-thirds (2/3) of the combined voting power of the then outstanding shares of capital stock of the Corporation, voting together as a single class.

SIXTH: The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation unless otherwise specified for any particular provision in the Bylaws.

SEVENTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

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EIGHTH: (a) The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by this Certificate of Incorporation or by the Bylaws directed or required to be exercised or done by the stockholders.

(b) The Board of Directors shall consist of no more than nine members, the exact number of which shall be fixed from time to time by vote of the stockholders or of the Board of Directors, at any regular or special meeting. Subject to the rights of holders of any series of preferred stock with respect to the election of directors, the directors of the Corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The initial assignment of members of the Board of Directors to each such class shall be made by the Board of Directors. Initially, Class I directors shall be elected for a one-year term, Class II directors for a two-year term, and Class III directors for a three-year term. At each succeeding annual meeting of the stockholders beginning at the annual meeting after such first meeting, successors to the class of directors whose term expires at that meeting shall be elected for a three-year term. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, if the number of directors that constitutes the Board of Directors is changed, any newly created directorships or decrease in directorships shall be so apportioned by the Board of Directors among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected, subject, however, to his or her prior death, resignation, retirement or removal from office. Directors need not be residents of Delaware or stockholders of the Corporation. Subject to any additional requirement set forth in the Corporation’s corporate governance guidelines, in any election of directors held at a meeting of stockholders, the persons receiving a plurality of the votes cast by the stockholders entitled to vote thereon at such meeting who are present or represented by proxy, up to the number of directors to be elected in such election, shall be deemed elected.

(c) If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification, or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship; and a director so chosen shall hold office ~~until the next applicable election and until his successor shall be duly~~for a term that shall coincide with the term of the class to which such director shall have been elected ~~and shall qualify, unless sooner displaced~~. Any director may be removed either for or without cause at any special meeting of stockholders duly called and held for such purpose.

(d) Any amendments to this EIGHTH Article shall require affirmative vote of stockholders holding at least two-thirds (2/3) of the combined voting power of the then outstanding shares of capital stock of the Corporation, voting together as a single class.

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IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be executed on its behalf this ~~20th~~____ day of ~~July~~____, ~~2012~~2014.

______________________

/s/ David (Xiaoying) Gao

~~David (Xiaoying) Gao~~

Chief Executive Officer

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~~SECOND~~THIRD AMENDED AND RESTATED BYLAWS

OF

CHINA BIOLOGIC PRODUCTS, INC.

(the “Corporation”)

Adopted on ~~July 20~~June , ~~2012~~2014

_______________________________________________________

ARTICLE I

OFFICES

Section 1.01. Registered Office. The registered office of the Corporation in the State of Delaware shall be as form time to time set forth in the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”).

Section 1.02. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors of the Corporation (the “Board of Directors” or the “Board”) may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 2.01. Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before such meeting shall be held at the time and place designated by the Board of Directors.

Section 2.02. Voting List. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 2.03. Special Meeting. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chief Executive Officer or the Chairman of the Board of Directors or by written order of a majority of the directors or shall be called by the Chairman of the Board of Directors at the request in writing of stockholders owning 25% of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purposes of the proposed meeting. The Chief Executive Officer or Chairman or directors so calling or the stockholders so requesting any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

Section 2.04. Advance Notice Procedures.

(i)                 Advance Notice of Stockholder Business (Other than Director Nominations). At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the Corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the Board of Directors, or (C) by a stockholder of the Corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.04(i) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.04(i). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these Bylaws and applicable law. For the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business (other than relating to director nominations) before an annual meeting of stockholders.

(a)                To comply with clause (C) of Section 2.04(i) above, a stockholder’s notice must set forth all information required under this Section 2.04(i) and must be timely received by the Secretary of the Corporation. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not later than the 60th day nor earlier than the 90th day before the one-year anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the Secretary not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of (i) the 60th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.04(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor thereto (the “1934 Act”).

(b)               To be in proper written form, a stockholder’s notice to the Secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the Corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the Secretary must be supplemented not later than ten days following the record date to disclose the information contained in clauses (3) and (4) above as of the record date. For purpose of this Section 2.04, a “Stockholder Associated Person” of any stockholder shall mean (A) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (B) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (C) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (A) and (B).

(c)                Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.04(i) and, if applicable, Section 2.04(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.04(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(ii)               Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these Bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.04(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election to the Board of Directors of the Corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the Board of Directors or (B) by a stockholder of the Corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.04(ii) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.04(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

(a)                To comply with clause (B) of Section 2.04(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.04(ii) and must be received by the Secretary of the Corporation at the principal executive offices of the Corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.04(i)(a) above.

(b)               To be in proper written form, such stockholder’s notice to the Secretary must set forth:

(1)               as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the Corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (F) a written statement executed by the nominee acknowledging that as a director of the Corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the Corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(2)               as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.04(i)(b) above, and the supplement referenced in the second sentence of Section 2.04(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the Corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(c)                At the request of the Board of Directors, any person nominated by a stockholder for election as a director must furnish to the Secretary of the Corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.04(ii).

(d)               Without exception, no person shall be eligible for election or re-election as a director of the Corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.04(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these Bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(iii)             Advance Notice of Director Nominations for Special Meetings.

(a)                For a special meeting of stockholders at which directors are to be elected pursuant to Section 2.03, nominations of persons for election to the Board of Directors shall be made only (1) by or at the direction of the Board of Directors or (2) by any stockholder of the Corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.04(iii) and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the Secretary of the Corporation that includes the information set forth in Sections 2.04(ii)(b) and (ii)(c) above. To be timely, such notice must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board of Directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.04(iii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

(b)               The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these Bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(iv)             Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.04, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.04, including, with respect to business such stockholder intends to bring before the annual meeting that involves a proposal that such stockholder requests to be included in the Corporation’s proxy statement, the requirements of Rule 14a-8 (or any successor provision) under the 1934 Act. Nothing in this Section 2.04 shall be deemed to affect any right of the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

Section 2.05. Notice of Meeting. Written notice of the annual, and each special meeting of stockholders, stating the time, place, and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat, not less than 10 nor more than 60 days before the meeting, either personally or by mail, by or at the direction of the Chief Executive Officer, the President, the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books and records of the Corporation or its transfer agent, with postage thereon prepaid.

Section 2.06. Quorum. The holders of a majority of the shares of the Corporation’s capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation. Notwithstanding the other provisions of the Certificate of Incorporation or these Bylaws, the holders of a majority of the shares of the Corporation’s capital stock entitled to vote thereat, present in person or represented by proxy, whether or not a quorum is present, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 2.07. Voting. When a quorum is present at any meeting of the stockholders, the vote of the holders of a majority of the shares of the Corporation’s capital stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes, of the Certificate of Incorporation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and filed with the Secretary before, or at the time of, the meeting.

Section 2.08. Voting of Stock of Certain Holders. Shares of the Corporation’s capital stock standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the Bylaws of such corporation may prescribe, or in the absence of such provision, as the board of directors of such corporation may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator, or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares standing in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the Corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent the stock and vote thereon.

Section 2.09. Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own capital stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares of the Corporation’s capital stock.

Section 2.10. Fixing Record Date. The Board of Directors may fix in advance a date, which shall not be more than 60 days nor less than 10 days preceding the date of any meeting of stockholders, nor more than 60 days preceding the date for payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change, or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining a consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to such notice of, and to vote at, any such meeting and any adjournment thereof, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

Section 2.11. Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, or in his absence by the Vice Chairman, or in his absence by the Chief Executive Officer, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the Chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.12. Telephonic Meetings Permitted. Any stockholder may participate in a meeting of the stockholders by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to these Bylaws shall constitute presence in person at such meeting.

Section 2.13. Proxies. A stockholder entitled to vote at a meeting of stockholders may authorize other persons to act for him or her by a proxy. A proxy shall be signed by the stockholder or his or her authorized agent or other representative. A proxy is not valid after the expiration of 12 months from its date unless otherwise provided in the proxy.

ARTICLE III

BOARD OF DIRECTORS

Section 3.01. Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

Section 3.02. Number of Directors.  The Board of Directors shall consist of no more than nine members, the exact number of which shall be fixed from time to time by vote of the stockholders or of the Board of Directors, at any regular or special meeting, subject to the provisions of the Certificate of Incorporation.

Section 3.03. Election, Term, and Qualifications. Subject to the rights of holders of any series of preferred stock with respect to the election of directors, the directors of the Corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The initial assignment of members of the Board of Directors to each such class shall be made by the Board of Directors. Initially, Class I directors shall be elected for a one-year term, Class II directors for a two-year term, and Class III directors for a three-year term. At each succeeding annual meeting of the stockholders beginning at the annual meeting after such first meeting, successors to the class of directors whose term expires at that meeting shall be elected for a three-year term. Subject to the rights of holders of any series of preferred stock with respect to the election of directors, if the number of directors that constitutes the Board of Directors is changed, any newly created directorships or decrease in directorships shall be so apportioned by the Board of Directors among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected, subject, however, to his or her prior death, resignation, retirement or removal from office. Directors need not be residents of Delaware or stockholders of the Corporation. Subject to any additional requirement set forth in the Corporation’s corporate governance guidelines, in any election of directors held at a meeting of stockholders, the persons receiving a plurality of the votes cast by the stockholders entitled to vote thereon at such meeting who are present or represented by proxy, up to the number of directors to be elected in such election, shall be deemed elected.

Section 3.04. Vacancies, Additional Directors, and Removal From Office. If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification, or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship; and a director so chosen shall hold office ~~until the next applicable election and until his successor shall be duly~~for a term that shall coincide with the term of the class to which such director shall have been elected ~~and shall qualify, unless sooner displaced~~. Any director may be removed either for or without cause at any special meeting of stockholders duly called and held for such purpose.

Section 3.05. Compensation. Directors shall not be entitled to any stated salary for their services unless voted by the stockholders or the Board of Directors; but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any meeting of a committee of directors. No provision of these Bylaws shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.

Section 3.06. Regular Meeting. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board may from time to time determine, and if so determined notice thereof need not be given.

Section 3.07. Special Meeting. A special meeting of the Board of Directors may be called by the Chairman of the Board of Directors or by the Chief Executive Officer or President of the Corporation and shall be called by the Secretary on the written request of a majority of the directors. The Chairman or Chief Executive Officer or President so calling, or the directors so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

Section 3.08. Notice of Special Meeting. Written notice of special meetings of the Board of Directors shall be given to each director at least 48 hours prior to the time of such meeting either personally, by telephone, by e-mail, by telegram or by mail. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except that notice shall be given of any proposed amendment to the Bylaws if it is to be adopted at any special meeting or with respect to any other matter where notice is required by statute.

Section 3.09. Telephonic Meetings Permitted. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any member of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to these Bylaws shall constitute presence in person at such meeting.

Section 3.10. Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, or in his absence by the Chief Executive Officer, or in his absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 3.11. Quorum and Vote Required for Action. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 3.12. Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof as provided in Article IV of these Bylaws, may be taken without a meeting, if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee.

ARTICLE IV
COMMITTEE OF DIRECTORS

Section 4.01. Designation, Powers and Name. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each such committee to consist of two or more of the directors of the Corporation. The committee shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the Corporation as may be provided in such resolution. The committee may authorize the seal of the Corporation to be affixed to all papers that may require it. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Such committee or committees shall have such name or names and such limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

Section 4.02. Minutes. Each committee of directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

Section 4.03. Compensation. Members of special or standing committees may be allowed compensation for attending committee meetings, if the Board of Directors shall so determine.

Section 4.04. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of it business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of such members present at a meeting shall be the act of such committee, and in other respects each committee shall conduct its business pursuant to Article III of these Bylaws.

ARTICLE V

OFFICERS

Section 5.01. Officers; Election. As soon as practicable after the annual meeting of stockholders in each year, the Board shall elect a President and a Secretary. The Board may also elect a Chairman of the Board, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person.

Section 5.02. Term of Office; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each officer shall hold office until the first meeting of the Board after the annual meeting of stockholders next succeeding his election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Board or to the President of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board may remove any officer with or without cause at any time, provided that such action by the Board shall require the vote of a majority of the whole Board. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise shall or may be filled for the unexpired portion of the term by the Board at any regular or special meeting in the manner provided in Section 5.01 for election of officers following the annual meeting of stockholders.

Section 5.03. Employment and Other Contracts. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts which will contain such terms and conditions as the Board of Directors deems appropriate.

Section 5.04. Chairman of the Board. The Chairman of the Board, subject to the direction of the Board of Directors, shall perform such executive, supervisory and management functions and duties as from time to time may be assigned to him or her by the Board of Directors. The Chairman of the Board shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors.

Section 5.05. Chief Executive Officer. The Chief Executive Officer shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors in the absence of the Chairman of the Board.

Section 5.06. President. The President shall be subject to the direction of the Board of Directors and the Chief Executive Officer (if any), and shall have general charge of the business, affairs and property of the Corporation and general supervision over its other officers and agents. The President shall see that the officers carry all other orders and resolutions of the Board of Directors into effect. The President shall execute all authorized conveyances, contracts, or other obligations in the name of the Corporation except where required by law to be otherwise signed and executed and except where the signing and execution shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation or reserved to the Board of Directors or any committee thereof. The President shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors in the absence of the Chairman of the Board and the Chief Executive Officer. The President shall perform all duties incident to the office of the President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 5.07. Chief Operating Officer. The Chief Operating Officer shall be subject to the direction of the Chief Executive Officer (if any), the President and the Board of Directors and shall have day-to-day managerial responsibility for the operation of the Corporation.

Section 5.08. Chief Financial Officer. The Chief Financial Officer shall be subject to the direction of the Chief Executive Officer (if any), the President and the Board of Directors and shall have day-to-day managerial responsibility for the finances of the Corporation.

Section 5.09. Vice Presidents. Each Vice President shall have such powers and perform such duties as the Board of Directors or any committee thereof may from time to time prescribe, or as the President may from time to time delegate to him. In the absence or disability of the President, any Vice President may perform the duties and exercise the powers of the President.

Section 5.10. Secretary. At every meeting of the Board of Directors, the Secretary shall record the minutes of the proceedings of the Board and shall provide copies of such minutes to all of the Directors and to such officers as the Chairman of the Board may direct. The Secretary shall give (or cause to be given) notice of all meetings of the Board of Directors and shall perform such other duties as from time to time may be proscribed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or the Treasurer. The Secretary shall have custody of the seal of the Corporation and shall have authority to affix the same to any instrument requiring it, and to attest the seal by his or her signature. The Board of Directors may give general authority to officers other than the Secretary to affix the seal of the Corporation and to attest the affixing thereof by their signature.

Section 5.11. Assistant Secretaries. At the request of the Secretary, or in his or her absence or disability, any Assistant Secretary, shall perform all the duties of the Secretary and be subject to all the restrictions upon the Secretary. The Assistant Secretary shall perform such other duties as may be assigned to him or her by the Board of Directors or the Secretary.

Section 5.12. Treasurer. The Treasurer shall have the custody of the corporate funds, securities, or similar valuable effects, and evidences of indebtedness, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as from time to time may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation in such manner as may be ordered by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President from time to time and shall render the Chairman of the Board and the Board of Directors, at meetings of the Board of Directors or whenever any of them may so require, an account of all transactions and of the financial condition of the Corporation.

Section 5.13. Assistant Treasurers. At the request of the Treasurer, or in his or her absence or disability, any Assistant Treasurer, shall perform all the duties of the Treasurer and be subject to all the restrictions upon the Treasurer. The Assistant Treasurer shall perform such other duties as may be assigned to him or her by the Board of Directors or the Treasurer.

Section 5.14. Bonding. If required by the Board of Directors, all or certain of the officers shall give the Corporation a bond, in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of the duties of their office and for the restoration to the Corporation, in case of their death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation.

Section 5.15. Other Officers. The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution adopted by the Board of Directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board. The Board may require any officer, agent, or employee to give security for the faithful performance of his duties.

ARTICLE VI
STOCK

Section 6.01. Certificates. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman of the Board of Directors or Vice-Chairman of the Board of Directors, or the Chief Executive Officer, or the President or Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 6.02. Lost, Stolen or Destroyed Stock Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Corporation may require the owner of the lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VII
INDEMNIFICATION

Section 7.01. Indemnification. The Corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that such person, or a person of whom he or she is the legal representative, is or was a director, officer, employee, or agent of the Corporation or any predecessor of the Corporation, or serves or served any other enterprise as a director, officer, employee, or agent at the request of the Corporation or any predecessor of the Corporation.

Section 7.02. Payment of Expenses. The Corporation shall pay any expenses reasonably incurred by a director or officer in defending a civil or criminal action, suit, or proceeding in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation under this Article or otherwise. The Corporation may, by action of its Board of Directors, provide for the payment of such expenses incurred by employees and agents of the Corporation as it deems appropriate.

Section 7.03. Indemnity Not Exclusive. The rights conferred on any person under this Article shall not be deemed exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Corporation’s Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

All rights to indemnification and to the advancement of expenses under this Article shall be deemed to be provided by a contract between the Corporation and the director, officer, employee, or agent who serves in such capacity at any time while these Bylaws and any other relevant provisions of the Delaware General Corporation Law and any other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

For purposes of this Article, references to “the Corporation” shall be deemed to include any subsidiary of the Corporation now or hereafter organized under the laws of the State of Delaware.

ARTICLE VIII
MISCELLANEOUS

Section 8.01. Waiver of Notice of Meetings. Whenever notice is required to be given by law or under any provision of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

Section 8.02. Seal. The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 8.03. Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 8.04. Dividends. Dividends upon the stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, bonds, in property, or in shares of stock, subject to the provisions of the Certificate of Incorporation.

Section 8.05. Reserves. Before the payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve.

Section 8.06. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 8.07. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 8.08. Off-Shore Offerings. In all offerings of securities pursuant to Regulation S of the Securities Act of 1933, as amended (the “Act”), the Corporation shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or an available exemption thereunder.

Section 8.09. Amendments. These Bylaws may be altered, amended, or repealed at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, or repeal be contained in the notice of such special meeting; provided that, any alteration, amendment, or repeal of Sections 2.03, 2.04, 3.02, 3.03 and 8.09 of these Bylaws shall also require affirmative vote of holders of two thirds (2/3) of the voting power of the then outstanding shares of capital stock of the Corporation, voting together as a single class.

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